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                                  John Hancock

                                  INSTITUTIONAL FUNDS

                                  CLASS I



                                  [LOGO] Prospectus
                                         December 13, 1999
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As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Small Cap Growth Fund
formerly Emerging Growth Fund

[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

       101 Huntington Avenue, Boston, Massachusetts 02199-7603

                       THIS PAGE INTENTIONALLY LEFT BLANK

Contents

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A summary of the fund's              Small Cap Growth Fund                4
goals, strategies, risks,
performance and expenses.

Policies and instructions for        Your account
opening, maintaining and
closing an account.                  Who can buy shares                   6

                                     Opening an account                   6

                                     Buying shares                        7

                                     Selling shares                       8

                                     Transaction policies                10

                                     Dividends and account policies      10

                                     Business structure                  11


                                     For more information        back cover

Small Cap Growth Fund

GOAL AND STRATEGY

[Clip art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of assets in stocks of U.S. emerging growth companies with market capitalizations of no more than $1 billion. The managers look for companies that show rapid growth but are not yet widely recognized. The fund also may invest in established companies that, because of new management, products or opportunities, offer the possibility of accelerating earnings.

         In managing the portfolio, the managers emphasize diversification by sector and company. The fund's investments by sector, or sector weightings, generally reflect those of the Russell 2000 Growth Index. The fund normally invests in 150 to 220 companies.

In choosing individual securities, the managers use fundamental financial analysis to identify rapidly growing companies. The managers favor companies that dominate their market niches or are poised to become market leaders. They look for strong senior management teams and coherent business strategies. They generally maintain personal contact with the senior management of the companies the fund invests in.


The fund may invest up to 20% of assets in other types of companies (including foreign companies) and certain other types of equity securities such as preferred stock. The fund may make limited use of certain derivatives (investments whose value is based on indices, securities or currencies).


In abnormal market conditions, the fund may temporarily invest more than 20% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable dividends.

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PART PERFORMANCE

[Clip art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indices for reference). This information may help provide an indication of the fund's risks. Since the Class I shares have no operational history, the year-by-year and average annual figures are for Class B shares which are offered in a separate prospectus. Class I shares have no sales charges and lower expenses than the Class B shares. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

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Class B year-by-year total returns - calendar years
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1989     1990     1991    1992     1993    1994    1995    1996    1997    1998

28.85%  -1.15%   58.82%  12.13%   11.82%  -1.49%  42.13%  12.95%  14.45%  11.65%

1999 total return as of June 30: 12.81% Best quarter: Q4 `98, 32.73% Worst quarter: Q3 `90, -23.09%

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Average annual total returns - for periods ending 12/31/98
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                                               1 year     5 year    10 year

Class B                                        10.29%     15.02%    17.75%
Class I - no operational history               -          -         -
Index 1                                        -2.55%     11.87%    12.92%
Index 2                                         1.23%     10.22%    11.54%

Index 1: Russell 2000 Index, an unmanaged index of 2,000 U.S.
small-capitalization common stocks.
Index 2: Russell 2000 Growth Index, an unmanaged index containing those stocks from the Russell 2000 Index with a greater-than-average growth orientation.

PORTFOLIO MANAGERS

Bernice S. Behar, CFA
--------------------------------
Senior vice president of adviser
Joined team in 1996
Joined adviser in 1991
Began career in 1986

Laura J. Allen, CFA
--------------------------------
Senior vice president of adviser
Joined team in 1998
Joined adviser in 1998
Began career in 1981

Anurag Pandit, CFA
--------------------------------
Vice president of adviser
Joined team in 1996
Joined adviser in 1996
Began career in 1984

MAIN RISKS

[Clip art] As with most growth funds, the value of your investment will go up and down in response to stock market movements. Because the fund concentrates on emerging growth companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.

Stocks of smaller emerging growth companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Because their businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

The fund's management strategy will influence performance significantly. Emerging growth stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Similarly, if the managers' stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o In a down market, small-capitalization stocks, derivatives and other higher-risk securities could become harder to value or to sell at a fair price.


o Certain derivatives could produce disproportionate losses.


o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political upheavals.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in this fund.

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YOUR EXPENSES

[Clip art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Because Class I is new, its expenses are based on Class B expenses, adjusted to reflect any changes.

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Annual operating expenses
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Management fee                                       0.75%
Other expenses                                       0.22%
Total fund operating expenses                        0.97%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

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Expenses                      Year 1      Year 3      Year 5       Year 10
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Class I                       $99         $309        $536         $1,190


FUND CODES

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Ticker            -
CUSIP             478032782
Newspaper         -
SEC number        811-3392
JH fund number    460

Your account

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WHO CAN BUY SHARES

John Hancock institutional funds are offered without any sales charge to certain types of investors, as noted below:

o Retirement and other benefit plans not affiliated with the adviser.

o Certain trusts, endowment funds and foundations.

o Banks and insurance companies buying shares for their own account.

o Investment companies not affiliated with the adviser.

o Any entity that is considered a corporation for tax purposes.

o Any state, county or city, or its instrumentality, department, authority or agency.

o Retirement plans of the adviser and its affiliates, including the adviser's affiliated brokers.

Your broker or agent may charge you a fee to effect transactions in fund shares.

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OPENING AN ACCOUNT

1 Read this prospectus carefully.

2 Determine if you are eligible, referring to "Who can buy shares" on the left.

3 Determine how much you want to invest. The minimum initial investment is $250,000, unless you invest an aggregate of at least $1 million in any of the institutional funds or any Class I shares. There is no minimum investment for plans with at least 350 eligible employees.

4 Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. You must notify your financial representative or Signature Services if this information changes. If you have questions or need more details, please contact Signature Services at 1-800-755-4371.

5 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

6 Make your initial investment using the table on the next page.





6 YOUR ACCOUNT


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Buying shares
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               Opening an account                           Adding to an account

By check
[Clip art]     o Make out a check for the investment        o Make out a check for the investment
                 amount, payable to "John Hancock             amount payable to "John Hancock
                 Signature Services, Inc."                    Signature Services, Inc."

               o Mail your check and completed              o Fill out the detachable investment
                 application to Signature Services            slip from an account statement. If
                 (address below).                             no slip is available, include a note
                                                              specifying the fund name(s), your
                                                              account number and the name(s) in
                                                              which the account is registered.

                                                            o Mail your check and investment slip
                                                              or note to Signature Services (address
                                                              below).

By exchange
[Clip art]     o Call Signature Services to request         o Call Signature Services to request
                 an exchange. You may only exchange for       an exchange. You may only exchange for
                 shares of other institutional funds          shares of other institutional funds
                 or other Class I shares.                     or other Class I shares.

By wire
[Clip art]     o Mail your completed application to         o Instruct your bank to wire the
                 Signature Services.                          amount of your investment to:

               o Obtain your account number by                   First Signature Bank & Trust
                 calling Signature Services.                     Account # 900022260
                                                                 Routing # 211475000
               o Instruct your bank to wire the
                 amount of your investment to:              Specify the fund name(s), your account
                                                            number and the name(s) in which the
                   First Signature Bank & Trust             account is registered. Your bank may
                   Account # 900022260                      charge a fee to wire funds.
                   Routing # 211475000

               Specify the fund name(s), the new
               account number and the name(s) in
               which the account is registered.
               Your bank may charge a fee to wire
               funds.

By phone
[Clip art]     See "By wire" and "By exchange."             o Verify that your bank or credit
                                                              union is a member of the Automated
                                                              Clearing House (ACH) system.

                                                            o Complete the "Invest By Phone" and
                                                              "Bank Information" sections on your
                                                              account application.

                                                            o Call Signature Services to verify
                                                              that these features are in place on
                                                              your account.

                                                            o Tell the Signature Services representative
                                                              the fund name(s), your account number, the
                                                              name(s) in which the account is registered
                                                              and the amount of your investment.

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Address:
John Hancock Signature Services, Inc.
101 Huntington Avenue
Attn: Participant Service Center
5th Floor
Boston, MA 02199

Phone Number: 1-800-755-4371
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                                                                  YOUR ACCOUNT 7

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Selling shares
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                Designed for                                      To sell some or all of your shares

By letter
[Clip art]      o Sales of any amount; however, sales             o Write a letter of instruction indicating
                  of $5 million or more must be made by             the fund name, your account number, the
                  letter.                                           name(s) in which the account is registered
                                                                    and the dollar value or number of shares you
                                                                    wish to sell.

                                                                  o Include all signatures and any additional
                                                                    documents that may be required (see next
                                                                    page).

                                                                  o Mail the materials to Signature Services.

                                                                  o A check will be mailed to the name(s) and
                                                                    address in which the account is registered,
                                                                    or otherwise according to your letter of
                                                                    instruction.

By phone
[Clip art]      o Sales of up to $5 million.                      o For automated service 24 hours a day
                                                                    using your touch-tone phone, call the
                                                                    EASI-Line at 1-800-597-1897.

                                                                  o To place your request with a
                                                                    representative at John Hancock Funds,
                                                                    call Signature Services between 8 a.m.
                                                                    and 4 p.m. Eastern Time on most business
                                                                    days.

                                                                  o Redemption proceeds of up to $100,000
                                                                    may be sent by wire or by check. A check
                                                                    will be mailed to the exact name(s) and
                                                                    address on the account. Redemption
                                                                    proceeds exceeding $100,000 must be wired
                                                                    to your designated bank account.

By wire or electronic funds transfer (EFT)
[Clip art]      o Requests by letter to sell any amount.          o To verify that the telephone redemption
                                                                    privilege is in place on an account,
                o Requests by phone to sell up to $5 million        or to request the forms to add it to an
                  (accounts with telephone redemption               existing account, call Signature Services.
                  privileges).
                                                                  o Amounts of $5 million or more will be
                                                                    wired on the next business day.

                                                                  o Amounts up to $100,000 may be sent by EFT
                                                                    or by check. Funds from EFT transactions
                                                                    are generally available by the second business
                                                                    day. Your bank may charge a fee for this
                                                                    service.

By exchange
[Clip art]      o Sales of any amount.                            o Obtain a current prospectus for the
                                                                    fund into which you are exchanging by
                                                                    calling Signature Services.

                                                                  o Call Signature Services to request an
                                                                    exchange. You may only exchange for
                                                                    shares of other institutional funds or
                                                                    other Class I shares.

                                                                    --------------------------------------
                                                                    Address:
                                                                    John Hancock Signature Services, Inc.
                                                                    101 Huntington Avenue
                                                                    Attn: Participant Service Center
                                                                    5th Floor
                                                                    Boston, MA 02199

                                                                    Phone Number: 1-800-755-4371
                                                                    --------------------------------------

8 YOUR ACCOUNT


Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o your address of record has changed within the past 30 days

o you are selling more than $100,000 worth of shares and are requesting payment by check

o you are selling more than $5 million worth of shares You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion
  Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

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Seller                                                           Requirements for written requests                   [Clip art]
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Owners of corporate, sole proprietorship, general partner or     o Letter of instruction.
association accounts.


                                                                 o Corporate business/organization resolution, certified within the past 12 months, or a John Hancock Funds business/
                                                                   organization certification form.


                                                                 o On the letter and the resolution, the signature of the person(s)
                                                                   authorized to sign for the account.

                                                                 o Signature guarantee if applicable (see above).


Retirement plan or pension trust accounts.                       o Letter of instruction.

                                                                 o On the letter, the signature(s) of the trustee(s).


                                                                 o Copy of the trust document certified within the past 12
                                                                   months or a John Hancock Funds trust certification form.


                                                                 o Signature guarantee if applicable (see above).


Account types not listed above.                                  o Call 1-800-755-4371 for instructions.


                                                                  YOUR ACCOUNT 9

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TRANSACTION POLICIES

Valuation of shares The net asset value per share (NAV) for the fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern Time). The fund uses market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The fund may also value securities at fair value if the value of these securities has been materially affected by events occuring after the close of a foreign market. The fund may trade foreign stock or other portfolio securities on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one institutional fund for shares of any other institutional fund or other Class I shares. The registration for both accounts involved must be identical.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties that, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares Most shares are electronically recorded. If you wish to have certificates for your shares, please write to Signature Services. Certificated shares can only be sold by returning the certificates to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

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DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o after any changes of name or address of the registered owner(s)

o in all other circumstances, every month

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds declare and pay any income dividends annually. Capital gains, if any, are distributed annually.

Dividend reinvestments Dividends will be reinvested automatically in additional shares of the same fund on the dividend record date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.

10 YOUR ACCOUNT

Taxability of dividends For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Year 2000 compliance The adviser and the fund's service providers are taking steps to address any year 2000-related computer problems. However, there is some risk that these problems could disrupt the issuers in which the fund invests, the fund's operations or financial markets generally.

Special investment privilege If you sell your shares as a result of withdrawing from your retirement plan, you will not be able to withdraw the proceeds and reinvest them in fund shares. However, you can reinvest in Class A shares of any John Hancock fund without paying a front-end sales charge. This privilege is available whether you reinvest into a taxable account or roll the proceeds into an IRA. If you reinvest in a taxable account, you may be subject to 20% tax withholding on the amount of your distribution.

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BUSINESS STRUCTURE

The fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations. The trustees have the power to change the fund's investment goals without shareholder approval.

The investment adviser John Hancock Advisers, Inc., 101 Huntington Avenue, Boston, MA 02199-7603.

Management fees For the period ended October 31, 1999, the fund paid the investment adviser management fees at an annual rate of 0.75% of average net assets.

                                                                 YOUR ACCOUNT 11

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For more information
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Two documents are available that
offer further information on the
John Hancock Small Cap Growth
Fund:

ANNUAL/SEMIANNUAL
REPORT TO SHAREHOLDERS

Includes financial statements, a
discussion of the market conditions
and investment strategies that
significantly affected performance,
as well as the auditors' report (in
annual report only).

STATEMENT OF ADDITIONAL
INFORMATION (SAI)

The SAI contains more detailed
information on all aspects of the
funds.  The current annual report is
included  in the SAI.

A current SAI has been filed with
the Securities and Exchange
Commission and is incorporated
by reference into (is legally a part
of) this prospectus.

To request a free copy of the current
annual/semiannual report or the
SAI, please contact John Hancock:

By mail:
John Hancock Signature
Services, Inc.
101 Huntington Avenue
Attn: Participant Service Center
5th Floor
Boston, MA 02199

By phone: 1-800-755-4371

By EASI-Line: 1-800-597-1897

By TDD: 1-800-462-0825

On the Internet: www.jhfunds.com

Or you may view or obtain these
documents from the SEC:

In person: at the SEC's Public
Reference Room in Washington, DC.
For access to the Reference Room
call 1-800-SEC-0330

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-6009
(duplicating fee required)

On the Internet: www.sec.gov

[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

       101 Huntington Avenue
       Boston, Massachusetts
       02199-7603

       JOHN HANCOCK (R)

(C) 1999 John Hancock Funds, Inc.
                      600PN 12/99

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                                  John Hancock

                                  Growth
                                  Funds


                                  [LOGO] Prospectus


                                         December 13, 1999


--------------------------------------------------------------------------------

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.


Core Growth Fund                     formerly Independence Growth Fund

Core Value Fund                      formerly Independence Value Fund

Financial Industries Fund

Large Cap Growth Fund                formerly Growth Fund

Mid Cap Growth Fund                  formerly Special Opportunities Fund

Regional Bank Fund

Small Cap Growth Fund                formerly Emerging Growth Fund

Small Cap Value Fund                 formerly Special Value Fund



[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

       101 Huntington Avenue, Boston, Massachusetts 02199-7603

Contents

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A fund-by-fund summary                 Core Growth Fund                       4
of goals, strategies, risks,
performance and expenses.              Core Value Fund                        6

                                       Financial Industries Fund              8

                                       Large Cap Growth Fund                 10

                                       Mid Cap Growth Fund                   12

                                       Regional Bank Fund                    14

                                       Small Cap Growth Fund                 16

                                       Small Cap Value Fund                  18



Policies and instructions for          Your account
opening, maintaining and
closing an account in any              Choosing a share class                20
growth fund.
                                       How sales charges are calculated      20

                                       Sales charge reductions and waivers   21

                                       Opening an account                    22

                                       Buying shares                         23

                                       Selling shares                        24

                                       Transaction policies                  26

                                       Dividends and account policies        26

                                       Additional investor services          27

Further information on the             Fund details
growth funds.
                                       Business structure                    28

                                       Financial highlights                  29


                                       For more information          back cover

Overview
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JOHN HANCOCK GROWTH FUNDS

These funds seek long-term growth by investing primarily in common stocks. Each fund has its own strategy and its own risk profile.

WHO MAY WANT TO INVEST

These funds may be appropriate for investors who:

o have longer time horizons o are willing to accept higher short-term risk along with higher potential long-term returns

o want to diversify their portfolios

o are seeking funds for the growth portion of an asset allocation portfolio

o are investing for retirement or other goals that are many years in the future

Growth funds may NOT be appropriate if you:

o are investing with a shorter time horizon in mind

o are uncomfortable with an investment that may go up and down in value

RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

THE MANAGEMENT FIRM

All John Hancock growth funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company and manages more than $30 billion in assets.

FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clip art] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clip art] Main risks The major risk factors associated with the fund.

[Clip art] Past performance The fund's total return, measured year-by-year and over time.

[Clip art] Your expenses The overall costs borne by an investor in the fund, including sales charges and annual expenses.

Core Growth Fund

GOAL AND STRATEGY

[Clip art] The fund seeks above-average total return. To pursue this goal, the fund invests in a diversified portfolio of primarily large-capitalization stocks and emphasizes stocks of companies with relatively high potential long-term earnings growth. The portfolio's risk profile is substantially similar to that of the Russell 1000 Growth Index.

The managers select from a menu of stocks of approximately 550 companies that evolves over time. Approximately 40% to 50% of these companies also are included in the Russell 1000 Growth Index. The subadviser's investment research team is organized by industry and tracks these companies to develop earnings estimates and five-year projections for growth. A series of proprietary computer models use this in-house research to rank the stocks according to their combination of:

o value, meaning they appear to be underpriced

o momentum, meaning they show potential for strong growth

This process, together with a risk/return analysis against the Russell 1000 Growth Index, results in a portfolio of approximately 100 to 130 of the stocks from the top 60% of the menu. The fund must sell any stocks that fall into the bottom 20% of the menu.

In normal market conditions, the fund is almost entirely invested in stocks.

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable dividends.

================================================================================

PAST PERFORMANCE

[Clip art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The year-by-year and average annual figures are for Class I shares, which are offered in a separate prospectus. Annual returns should be substantially similar since all classes invest in the same portfolio. However, Class I shares' average annual figures do not reflect sales charges or 12b-1 fees which will be imposed beginning July 1, 1999 for Class A, B and C shares. Year-by-year, average annual and index figures do not reflect these charges and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

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Class I year-by-year total returns - calendar years
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                                                    1996       1997      1998

                                                    20.52%    36.22%    37.94%

1999 total return as of March 31: 2.70% Best quarter: Q4 `98, 27.44% Worst quarter: Q3 `98, -12.00%

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Average annual total returns - for periods ending 12/31/98
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                                                                      Life of
                                                         1 year       Class I

Class I - began 10/2/95                                  37.94%       30.52%
Class A - began 7/1/99                                   -            -
Class B - began 7/1/99                                   -            -
Class C - began 7/1/99                                   -            -
Index                                                    38.71%       29.73%

Index: Russell 1000 Growth Index, an unmanaged index of growth company stocks in the Russell 1000 Index of the 1,000 largest-capitalization U.S. stocks.

SUBADVISER

Independence Investment
Associates, Inc.
-------------------------------------
Team responsible for day-to-day
investment management

A subsidiary of John Hancock Mutual
Life Insurance Company

Founded in 1982
Supervised by the adviser

MAIN RISKS

[Clip art] The value of your investment will go up and down in response to stock market movements. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small-or medium-capitalization stocks. Also, large-capitalization growth stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on large-capitalization value stocks.

The fund's management strategy will influence performance significantly. If the investment research team's earnings estimates or projections turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political upheavals.

YOUR EXPENSES

[Clip art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Class A expense figures below show the expenses for the past year adjusted to reflect any changes. Because Class A, Class B and Class C shares are new, their expenses are based on Class I shares' expenses.


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Shareholder transaction expenses                                Class A          Class B            Class C
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Maximum sales charge (load) on purchases
as a % of purchase price                                        5.00%            none               none
Maximum deferred sales charge (load)
(as a % of purchase or sales price, whichever is less)          none(1)          5.00%              1.00%

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Annual operating expenses                                       Class A          Class B            Class C
------------------------------------------------------------------------------------------------------------------------------------
Management fee                                                  0.80%            0.80%              0.80%
Distribution and service (12b-1) fees                           0.30%            1.00%              1.00%
Other expenses                                                  1.18%            1.18%              1.18%
Total fund operating expenses                                   2.28%            2.98%              2.98%
Expense reimbursement (at least until 7/1/00)                   1.03%            1.03%              1.03%
Net annual operating  expenses                                  1.25%            1.95%              1.95%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

------------------------------------------------------------------------------------------------------------------------------------
Expenses                               Year 1        Year 3         Year 5       Year 10
------------------------------------------------------------------------------------------------------------------------------------
Class A                                $621          $1,152         $1,708       $3,218
Class B - with redemption              $698          $1,196         $1,817       $3,368
        - without redemption           $198          $ 896          $1,617       $3,368
Class C - with redemption              $298          $ 896          $1,617       $3,529
        - without redemption           $198          $ 896          $1,617       $3,529

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES


Class A
-----------------------------
Ticker          -
CUSIP           410132849
Newspaper       -
SEC number      811-8852
JH fund number  79

Class B
-----------------------------
Ticker          -
CUSIP           410132831
Newspaper       -
SEC number      811-8852
JH fund number  179

Class C
-----------------------------
Ticker          -
CUSIP           410132823
Newspaper       -
SEC number      811-8852
JH fund number  579


                                                                               5


Core Value Fund

GOAL AND STRATEGY

[Clip art] The fund seeks above-average total return. To pursue this goal, the fund invests in a diversified portfolio of primarily large-capitalization stocks and emphasizes relatively undervalued stocks and high dividend yields. The portfolio's risk profile is substantially similar to that of the Russell 1000
Value Index.

The managers select from a menu of stocks of approximately 550 companies that evolves over time. Approximately 50% to 60% of these companies also are included in the Russell 1000 Value Index. The subadviser's investment research team is organized by industry and tracks these companies to develop earnings estimates and five-year projections for growth. A series of proprietary computer models use this in-house research to rank the stocks according to their combination of:

o value, meaning they appear to be underpriced

o momentum, meaning they show potential for strong growth

This process, together with a risk/return analysis against the Russell 1000
Value Index, results in a portfolio of approximately 100 to 130 of the stocks from the top 60% of the menu. The fund must sell any stocks that fall into the bottom 20% of the menu.

In normal market conditions, the fund is almost entirely invested in stocks.

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable dividends.

================================================================================

PAST PERFORMANCE

[Clip art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. Class A average annual figures do not reflect sales charges, which will be imposed beginning July 1, 1999. In addition, 12b-1 fees will be imposed beginning July 1, 2000 for Class A. Year-by-year, average annual and index figures do not reflect these charges and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class A year-by-year total returns - calendar years
--------------------------------------------------------------------------------
                                                     1996       1997      1998

                                                     20.66%    30.63%    18.79%

1999 total return as of March 31: 0.48% Best quarter: Q4 `98, 18.79% Worst quarter: Q3 `98, -13.99%

--------------------------------------------------------------------------------
Average annual total returns - for periods ending 12/31/98
--------------------------------------------------------------------------------
                                                                        Life of
                                                            1 year      Class A

Class A - began 10/2/95                                     18.79%      24.14%
Class B - began 7/1/99                                      -           -
Class C - began 7/1/99                                      -           -
Index                                                       15.63%      24.29%

Index: Russell 1000 Value Index, an unmanaged index of value stocks in the Russell 1000 Index of the 1,000 largest-capitalization U.S. stocks.

SUBADVISER

Independence Investment
Associates, Inc.
------------------------------------
Team responsible for day-to-day
investment management

A subsidiary of John Hancock Mutual
Life Insurance Company

Founded in 1982

Supervised by the adviser

6


MAIN RISKS

[Clip art] The value of your investment will go up and down in response to stock market movements. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small-or medium-capitalization stocks. Also, large-capitalization value stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on large-capitalization growth stocks.

The fund's management strategy will influence performance significantly. If the investment research team's earnings estimates or projections turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political upheavals.

================================================================================

YOUR EXPENSES

[Clip art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Class A expense figures below show the expenses for the past year, adjusted to reflect any changes. Because Class B and Class C shares are new, their expenses are based on Class A shares' expenses.

------------------------------------------------------------------------------------------------------------------------------------
Shareholder transaction expenses                                Class A           Class B          Class C
------------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) on purchases
as a % of purchase price                                        5.00%             none              none
Maximum deferred sales charge (load)
(as a % of purchase or sales price, whichever is less)          none(1)           5.00%             1.00%

------------------------------------------------------------------------------------------------------------------------------------
Annual operating expenses                                       Class A           Class B          Class C
------------------------------------------------------------------------------------------------------------------------------------
Management fee                                                  0.80%              0.80%           0.80%
Distribution and service (12b-1) fees                           0.30%              1.00%           1.00%
Other expenses                                                  1.08%              1.08%           1.08%
Total fund operating expenses                                   2.18%              2.88%           2.88%
Distribution and service (12b-1) fee reduction (until 7/1/00)   0.30%              -               -
Expense reimbursement (at least until 7/1/00)                   0.93%              0.93%           0.93%
Net annual operating expenses                                   0.95%              1.95%           1.95%

The hypothetical example below shows what your expenses would be after the fee reduction and expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                       Year 1        Year 3        Year 5      Year 10
--------------------------------------------------------------------------------
Class A                        $592          $1,105        $1,643      $3,109
Class B - with redemption      $698          $1,176        $1,777      $3,281
        - without redemption   $198          $  876        $1,577      $3,281
Class C - with redemption      $298          $  876        $1,577      $3,443
        - without redemption   $198          $  876        $1,577      $3,443

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES


Class A
----------------------------
Ticker            JHIVX
CUSIP             410132807
Newspaper         -
SEC number        811-8852
JH fund number    88

Class B
----------------------------
Ticker            -
CUSIP             410132815
Newspaper         -
SEC number        811-8852
JH fund number    188

Class C
----------------------------
Ticker            -
CUSIP             410132799
Newspaper         -
SEC number        811-8852
JH fund number    588


                                                                               7


Financial Industries Fund

GOAL AND STRATEGY

[Clip art] The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 65% of assets in U.S. and foreign financial services companies, including banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms and insurance companies.

In managing the portfolio, the managers concentrate primarily on stock selection rather than industry allocation. The portfolio may include financial services companies of all sizes and types.

In choosing individual stocks, the managers use fundamental financial analysis to identify securities that appear comparatively undervalued. Given the industrywide trend toward consolidation, the managers also seek out companies that appear to be positioned for a merger. The managers generally gather firsthand information about companies from interviews and company visits.

The fund may invest in U.S. and foreign bonds, including up to 5% of net assets in junk bonds (those rated below BBB/Baa and their unrated equivalents). It may also invest up to 15% of assets in investment-grade short-term securities.

The fund may make limited use of certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest up to 80% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable dividends.

================================================================================

PAST PERFORMANCE

[Clip art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class A year-by-year total returns - calendar years
--------------------------------------------------------------------------------
                                                         1997          1998

                                                         37.74%        4.86%

Best quarter: Q4 `98, 17.07% Worst quarter: Q3 `98, -20.12%

--------------------------------------------------------------------------------
Average annual total returns - for periods ending 12/31/98
--------------------------------------------------------------------------------
                                                           Life of     Life of
                                               1 year      Class A     Class B

Class A - began 3/14/96                        -0.40%      26.31%      -
Class B - began 1/14/97                        -0.87%      -           16.95%
Class C - began 3/1/99                         -           -           -
Index                                          28.60%      28.17%      30.95%

Index: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

PORTFOLIO MANAGERS

James K. Schmidt, CFA
-------------------------------------
Executive vice president of adviser
Joined team in 1996
Joined adviser in 1985
Began career in 1979

Thomas M. Finucane
-------------------------------------
Vice president of adviser
Joined team in 1996
Joined adviser in 1990
Began career in 1990

Thomas C. Goggins
-------------------------------------
Senior vice president of adviser
Joined team in 1998
Joined adviser in 1995
Began career in 1981

8


MAIN RISKS

[Clip art] As with most growth funds, the value of your investment will go up and down in response to stock market movements. Another major factor in this fund's performance is the economic condition of the financial services sector.
The value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors.

When interest rates fall or economic conditions deteriorate, the stocks of financial services companies often suffer greater losses than other stocks.
Rising interest rates can cut into profits by reducing the difference between these companies' borrowing and lending rates.

The fund's management strategy will influence performance significantly. Stocks of financial services companies as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Similarly, if the managers' stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political upheavals.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise. Junk bond prices can fall on bad news about the economy, an industry or a company.

o Certain derivatives could produce disproportionate gains or losses.

================================================================================

YOUR EXPENSES

[Clip art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Because Class C shares are new, their expenses are based on Class B expenses.

------------------------------------------------------------------------------------------------------------------------------------
Shareholder transaction expenses                                   Class A         Class B         Class C
------------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) on purchases
as a % of purchase price                                           5.00%           none            none
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less                none(1)         5.00%           1.00%

------------------------------------------------------------------------------------------------------------------------------------
Annual operating expenses                                          Class A         Class B         Class C
------------------------------------------------------------------------------------------------------------------------------------
Management fee                                                     0.76%           0.76%           0.76%
Distribution and service (12b-1) fees                              0.30%           1.00%           1.00%
Other expenses 0.31% 0.31% 0.31%
Total fund operating expenses                                      1.37%           2.07%           2.07%

The hypothetical example below shows what your expenses would be if you invested
$10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

------------------------------------------------------------------------------------------------------------------------------------
Expenses                                            Year 1         Year 3          Year 5          Year 10
------------------------------------------------------------------------------------------------------------------------------------
Class A                                             $ 633          $ 912           $ 1,212         $ 2,064
Class B - with redemption                           $ 710          $ 949           $ 1,314         $ 2,221
        - without redemption                        $ 210          $ 649           $ 1,114         $ 2,221
Class C - with redemption                           $ 310          $ 649           $ 1,114         $ 2,400
        - without redemption                        $ 210          $ 649           $ 1,114         $ 2,400

FUND CODES

Class A
----------------------------
Ticker            FIDAX
CUSIP             409905502
Newspaper         FinIndA
SEC number        811-3999
JH fund number    70

Class B
----------------------------
Ticker            FIDBX
CUSIP             409905601
Newspaper         FinIndB
SEC number        811-3999
JH fund number    170

Class C
----------------------------
Ticker            -
CUSIP             409905874
Newspaper         -
SEC number        811-3999
JH fund number    570

                                                                               9


Large Cap Growth Fund

GOAL AND STRATEGY

[Clip art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 65% of assets in stocks of large-capitalization companies (companies in the capitalization range of the Standard & Poor's 500 Stock Index).

The fund generally invests in 30 to 60 U.S. companies that are diversified across sectors. The fund has tended to emphasize, or overweight, certain sectors such as health care, technology or consumer goods. These weightings may change in the future.

In choosing individual stocks, the managers use fundamental financial analysis to identify companies with:

o strong cash flows

o secure market franchises

o sales growth that outpaces their industries

The management team uses various means to assess the depth and stability of companies' senior management, including interviews and company visits. The fund favors companies for which the managers project at least 15% annual growth for the next two years.

The fund may invest in certain other types of equity securities such as preferred stocks. It may also invest up to 15% of assets in foreign securities.
In addition, it may make limited use of certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable dividends.

================================================================================

PAST PERFORMANCE

[Clip art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

------------------------------------------------------------------------------------------------------------------------------------
Class A year-by-year total returns - calendar years
------------------------------------------------------------------------------------------------------------------------------------
 1989       1990       1991       1992      1993       1994       1995       1996       1997      1998

30.96%     -8.34%     41.68%      6.06%    13.03%     -7.50%     27.17%     20.40%     16.70%    26.42%

Best quarter: Q4 `98, 22.38% Worst quarter: Q3 `90, -18.75%

--------------------------------------------------------------------------------
Average annual total returns - for periods ending 12/31/98
--------------------------------------------------------------------------------

                                        1 year         5 year       10 year

Class A                                 20.12%         14.67%       14.96%
Class B - began 1/3/94                  20.54%         15.23%       -
Class C - began 6/1/98                  -              -            -
Index                                   28.60%         24.05%       18.95%

Index: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

PORTFOLIO MANAGERS

David L. Eisenberg, CFA
---------------------------------
Senior vice president of adviser
Joined team in 1999
Joined adviser in 1997
Began career in 1981

Geoffrey R. Plume, CFA
---------------------------------
Second vice president of adviser
Joined team in 1998
Joined adviser in 1996
Began career in 1987

10


MAIN RISKS

[Clip art] As with most growth funds, the value of your investment will go up and down in response to stock market movements. If the fund concentrates its investments in certain sectors or companies, its performance could be tied more closely to those sectors or companies than to the market as a whole.

The fund's management strategy will influence performance significantly.
Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small-or medium-capitalization stocks. Similarly, if the managers' stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Certain derivatives could produce disproportionate gains or losses.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political upheavals.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

================================================================================

YOUR EXPENSES

[Clip art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Because Class C shares have a short history, their expenses are based on Class B expenses.

------------------------------------------------------------------------------------------------------------------------------------
Shareholder transaction expenses                                  Class A        Class B        Class C
------------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) on purchases
as a % of purchase price                                          5.00%          none           none
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less               none(1)        5.00%          1.00%

------------------------------------------------------------------------------------------------------------------------------------
Annual operating expenses                                         Class A        Class B        Class C
------------------------------------------------------------------------------------------------------------------------------------
Management fee                                                    0.75%          0.75%          0.75%
Distribution and service (12b-1) fees                             0.30%          1.00%          1.00%
Other expenses                                                    0.33%          0.33%          0.33%
Total fund operating expenses                                     1.38%          2.08%          2.08%

The hypothetical example below shows what your expenses would be if you invested
$10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

------------------------------------------------------------------------------------------------------------------------------------
Expenses                                           Year 1         Year 3         Year 5         Year 10
------------------------------------------------------------------------------------------------------------------------------------
Class A                                            $ 633          $ 915          $ 1,217        $ 2,075
Class B - with redemption                          $ 711          $ 952          $ 1,319        $ 2,231
        - without redemption                       $ 211          $ 652          $ 1,119        $ 2,231
Class C - with redemption                          $ 311          $ 652          $ 1,119        $ 2,410
        - without redemption                       $ 211          $ 652          $ 1,119        $ 2,410

FUND CODES

Class A
----------------------------
Ticker            JHNGX
CUSIP             409906302
Newspaper         LpCpGrA
SEC number        811-4630
JH fund number    20

Class B
----------------------------
Ticker            JHGBX
CUSIP             409906401
Newspaper         LpCpGrB
SEC number        811-4630
JH fund number    120

Class C
----------------------------
Ticker            -
CUSIP             409906849
Newspaper         -
SEC number        811-4630
JH fund number    520

                                                                              11


Mid Cap Growth Fund

GOAL AND STRATEGY

[Clip art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 65% of assets in stocks of medium-capitalization companies (companies in the capitalization range of the Russell Midcap Growth Index).

In managing the portfolio, the manager seeks to identify promising sectors for investment. The manager considers broad economic trends, demographic factors, technological changes, consolidation trends and legislative initiatives.

The fund normally invests at least 75% of assets in stocks of companies in up to five economic sectors that appear to offer the highest earnings growth potential. Although the fund concentrates on a few sectors, it diversifies broadly within those sectors. At times, the fund may focus on a single sector.
The fund generally invests in more than 100 companies.

In choosing individual securities, the manager conducts fundamental financial analysis to identify companies that appear able to sustain 15% annual earnings growth for the next three to five years. The manager looks for companies with growth stemming from a combination of gains in market share and increasing operating efficiency. Before investing, the manager identifies a specific catalyst for growth, such as a new product, business reorganization or merger.
The management team generally maintains personal contact with the senior management of the companies the fund invests in.

The fund may invest in foreign stocks. It may also make limited use of certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest more than 25% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PAST PERFORMANCE

[Clip art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indices for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

------------------------------------------------------------------------------------------------------------------------------------
Class A year-by-year total returns - calendar years
------------------------------------------------------------------------------------------------------------------------------------
                                                     1994        1995       1996       1997      1998

                                                    -8.76%      34.24%     29.05%     2.37%      6.53%

Best quarter: Q4 `98, 22.66% Worst quarter: Q3 `98, -21.36%

------------------------------------------------------------------------------------------------------------------------------------
Average annual total returns - for periods ending 12/31/98
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Life of        Life of
                                   1 year         5 year         Class A        Class B

Class A - began 11/1/93            1.24%          10.38%         9.89%          -
Class B - began 11/1/93            0.85%          10.45%         -              10.08%
Class C - began 6/1/98             -              -              -              -
Index 1                            28.60%         24.05%         23.25%         23.25%
Index 2                            17.86%         17.34%         17.09%         17.09%

Index 1: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.
Index 2: Russell Midcap Growth Index, an unmanaged index containing those stocks from the Russell Midcap Index with a greater-than-average growth orientation.

PORTFOLIO MANAGER

Barbara C. Friedman, CFA
----------------------------------
Senior vice president of adviser
Joined team in 1998
Joined adviser in 1998
Began career in 1973

12


MAIN RISKS

[Clip art] As with most growth funds, the value of your investment will go up and down in response to stock market movements. Stocks of medium-capitalization companies tend to be more volatile than those of larger companies. Similarly, medium-capitalization stocks are generally traded in lower volumes than large-capitalization stocks.

Because the fund concentrates on a few sectors of the market, its performance may be more volatile than that of a fund that invests across many sectors.

The fund's management strategy will influence performance significantly.
Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.
Similarly, if the industries or companies the fund invests in do not perform as expected, or if the manager's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Certain derivatives could produce disproportionate gains or losses.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political upheavals.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable dividends.

================================================================================

YOUR EXPENSES

[Clipart] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Because Class C shares have a short history, their expenses are based on Class B expenses.

------------------------------------------------------------------------------------------------------------------------------------
Shareholder transaction expenses                                Class A          Class B          Class C
------------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) on purchases
as a % of purchase price                                        5.00%            none             none
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less             none(1)          5.00%            1.00%

------------------------------------------------------------------------------------------------------------------------------------
Annual operating expenses                                       Class A          Class B          Class C
------------------------------------------------------------------------------------------------------------------------------------
Management fee                                                  0.80%            0.80%            0.80%
Distribution and service (12b-1) fees                           0.30%            1.00%            1.00%
Other expenses                                                  0.49%            0.49%            0.49%
Total fund operating expenses                                   1.59%            2.29%            2.29%

The hypothetical example below shows what your expenses would be if you invested
$10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

------------------------------------------------------------------------------------------------------------------------------------
Expenses                                         Year 1         Year 3           Year 5           Year 10
------------------------------------------------------------------------------------------------------------------------------------
Class A                                          $ 654          $   977          $ 1,322          $ 2,295
Class B - with redemption                        $ 732          $ 1,015          $ 1,425          $ 2,450
        - without redemption                     $ 232          $   715          $ 1,225          $ 2,450
Class C - with redemption                        $ 332          $   715          $ 1,225          $ 2,626
        - without redemption                     $ 232          $   715          $ 1,225          $ 2,626

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

Class A
----------------------------
Ticker            SPOAX
CUSIP             409906807
Newspaper         MdCpGrA
SEC number        811-4630
JH fund number    39

Class B
----------------------------
Ticker            SPOBX
CUSIP             409906880
Newspaper         MdCpGrB
SEC number        811-4630
JH fund number    139

Class C
----------------------------
Ticker            -
CUSIP             409906823
Newspaper         -
SEC number        811-4630
JH fund number    539

                                                                              13


Regional Bank Fund

GOAL AND STRATEGY

[Clipart] The fund seeks long-term capital appreciation with moderate income as a secondary objective. To pursue this goal, the fund normally invests at least
65% of assets in a portfolio of stocks of regional banks and lending institutions, including commercial and industrial banks, savings and loan associations and bank holding companies. These financial institutions provide full-service banking, have primarily domestic assets and are typically based outside of money centers, such as New York City and Chicago.

In managing the portfolio, the managers concentrate primarily on stock selection.

In choosing individual stocks, the managers use fundamental financial analysis to identify securities that appear comparatively undervalued. The managers look for low price/ earnings (P/E) ratios, high-quality assets and sound loan review processes. Given the industrywide trend toward consolidation, the managers also seek out companies that appear to be positioned for a merger. The fund's portfolio may be concentrated in geographic regions where consolidation activity is high. The managers generally gather firsthand information about companies from interviews and company visits.

The fund may also invest in other U.S. and foreign financial services companies, such as lending companies and money center banks. The fund may invest up to 5% of net assets in stocks of companies outside the financial services sector and up to 5% of net assets in junk bonds (those rated below BBB/Baa and their unrated equivalents).

The fund may make limited use of certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest up to 80% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PAST PERFORMANCE

[Clip art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

------------------------------------------------------------------------------------------------------------------------------------
Class B year-by-year total returns - calendar years
------------------------------------------------------------------------------------------------------------------------------------
 1989        1990        1991       1992       1993        1994        1995       1996       1997      1998

17.34%      -20.57%     63.78%     47.37%     20.51%      -0.20%      47.56%     28.43%     52.84%    0.73%


Best quarter: Q1 `91, 19.45% Worst quarter: Q3 `90, -20.91%

------------------------------------------------------------------------------------------------------------------------------------
Average annual total returns - for periods ending 12/31/98
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Life of
                                      1 year        5 year        10 year         Class A

Class A - began 1/3/92                -3.66%        23.43%        -               26.31%
Class B                               -4.13%        23.66%        22.95%          -
Class C - began 3/1/99                -             -             -               -
Index                                 28.60%        24.05%        18.95%          19.50%

Index: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

PORTFOLIO MANAGERS

James K. Schmidt, CFA
--------------------------------------
Executive vice president of adviser
Joined team in 1985
Joined adviser in 1985
Began career in 1979

Thomas M. Finucane
--------------------------------------
Vice president of adviser
Joined team in 1990
Joined adviser in 1990
Began career in 1990

Thomas C. Goggins
--------------------------------------
Senior vice president of adviser
Joined team in 1998
Joined adviser in 1995
Began career in 1981

14


MAIN RISKS

[Clip art] As with most growth funds, the value of your investment will go up and down in response to stock market movements. Another major factor in this fund's performance is the economic condition of the regional banking industry.

When interest rates fall or economic conditions deteriorate, regional bank stocks often suffer greater losses than other stocks. Rising interest rates can cut into profits by reducing the difference between these companies' borrowing and lending rates.

The fund's management strategy will influence performance significantly. If the fund concentrates its investments in regions that experience economic downturns, performance could suffer. Regional bank stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Similarly, if the managers' stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political upheavals.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise. Junk bond prices can fall on bad news about the economy, an industry or a company.

o Certain derivatives could produce disproportionate gains or losses.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable dividends.

================================================================================

YOUR EXPENSES

[Clip art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Because Class C shares have a short history, their expenses are based on Class B expenses.

------------------------------------------------------------------------------------------------------------------------------------
Shareholder transaction expenses                                  Class A         Class B         Class C
------------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) on purchases
as a % of purchase price                                          5.00%           none            none
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less               none(1)         5.00%           1.00%

------------------------------------------------------------------------------------------------------------------------------------
Annual operating expenses                                         Class A         Class B         Class C
------------------------------------------------------------------------------------------------------------------------------------
Management fee                                                    0.75%           0.75%           0.75%
Distribution and service (12b-1) fees                             0.30%           1.00%           1.00%
Other expenses                                                    0.19%           0.19%           0.19%
Total fund operating expenses                                     1.24%           1.94%           1.94%

The hypothetical example below shows what your expenses would be if you invested
$10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

------------------------------------------------------------------------------------------------------------------------------------
Expenses                                          Year 1          Year 3           Year 5         Year 10
------------------------------------------------------------------------------------------------------------------------------------
Class A                                           $ 620           $ 874            $ 1,147        $ 1,925
Class B - with redemption                         $ 697           $ 909            $ 1,247        $ 2,083
        - without redemption                      $ 197           $ 609            $ 1,047        $ 2,083
Class C - with redemption                         $ 297           $ 609            $ 1,047        $ 2,264
        - without redemption                      $ 197           $ 609            $ 1,047        $ 2,264

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

Class A
-----------------------------
Ticker            FRBAX
CUSIP             409905106
Newspaper         RgBkA
SEC number        811-3999
JH fund number    1

Class B
-----------------------------
Ticker            FRBFX
CUSIP             409905205
Newspaper         RgBkB
SEC number        811-3999
JH fund number    101

Class C
-----------------------------
Ticker            -
CUSIP             409905866
Newspaper         -
SEC number        811-3999
JH fund number    501

                                                                              15


Small Cap Growth Fund

GOAL AND STRATEGY

[Clip art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of assets in stocks of U.S. emerging growth companies with market capitalizations of no more than $1 billion. The managers look for companies that show rapid growth but are not yet widely recognized. The fund also may invest in established companies that, because of new management, products or opportunities, offer the possibility of accelerating earnings.

In managing the portfolio, the managers emphasize diversification by sector and company. The fund's investments by sector, or sector weightings, generally reflect those of the Russell 2000 Growth Index. The fund normally invests in 150 to 220 companies.

In choosing individual securities, the managers use fundamental financial analysis to identify rapidly growing companies. The managers favor companies that dominate their market niches or are poised to become market leaders. They look for strong senior management teams and coherent business strategies. They generally maintain personal contact with the senior management of the companies the fund invests in.


The fund may invest up to 20% of assets in other types of companies (including foreign companies) and certain other types of equity securities such as preferred stock. The fund may make limited use of certain derivatives
(investments whose value is based on indices, securities or currencies).


In abnormal market conditions, the fund may temporarily invest more than 20% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable dividends.

================================================================================

PAST PERFORMANCE

[Clip art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indices for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

------------------------------------------------------------------------------------------------------------------------------------
Class B year-by-year total returns - calendar years
------------------------------------------------------------------------------------------------------------------------------------
  1989       1990        1991        1992       1993        1994        1995        1996        1997       1998

 28.85%     -1.15%      58.82%      12.13%     11.82%      -1.49%      42.13%      12.95%      14.45%     11.65%


Best quarter: Q4 `98, 32.73%  Worst quarter: Q3 `90, -23.09%

------------------------------------------------------------------------------------------------------------------------------------
Average annual total returns - for periods ending 12/31/98
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Life of
                                   1 year        5 year        10 year       Class A

Class A - began 8/22/91            6.75%         14.76%        -             15.46%
Class B                            10.29%        15.02%        17.75%        -
Class C - began 6/1/98             -             -             -             -
Index 1                            -2.55%        11.87%        12.92%        14.09%
Index 2                             1.23%        10.22%        11.54%        11.25%

Index 1: Russell 2000 Index, an unmanaged index of 2,000 U.S.
small-capitalization stocks.
Index 2: Russell 2000 Growth Index, an unmanaged index containing those stocks from the Russell 2000 Index with a greater-than-average growth orientation.

PORTFOLIO MANAGERS

Bernice S. Behar, CFA
-------------------------------------
Senior vice president of adviser
Joined team in 1996
Joined adviser in 1991
Began career in 1986

Laura J. Allen, CFA
-------------------------------------
Senior vice president of adviser
Joined team in 1998
Joined adviser in 1998
Began career in 1981

Anurag Pandit, CFA
-------------------------------------
Vice president of adviser
Joined team in 1996
Joined adviser in 1996
Began career in 1984

16


MAIN RISKS

[Clip art] As with most growth funds, the value of your investment will go up and down in response to stock market movements. Because the fund concentrates on emerging growth companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.

Stocks of smaller emerging growth companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record.
Because their businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

The fund's management strategy will influence performance significantly.
Emerging growth stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.
Similarly, if the managers' stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o In a down market, small- capitalization stocks, derivatives and other higher-risk securities could become harder to value or to sell at a fair price.


o Certain derivatives could produce disproportionate losses.


o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political upheavals.

================================================================================

YOUR EXPENSES

[Clip art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Because Class C shares have a short history, their expenses are based on Class B expenses.

------------------------------------------------------------------------------------------------------------------------------------
Shareholder transaction expenses                               Class A          Class B           Class C
------------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) on purchases
as a % of purchase price                                       5.00%            none              none
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less            none(1)          5.00%             1.00%

------------------------------------------------------------------------------------------------------------------------------------
Annual operating expenses                                      Class A          Class B           Class C
------------------------------------------------------------------------------------------------------------------------------------
Management fee                                                 0.75%            0.75%             0.75%
Distribution and service (12b-1) fees                          0.25%            1.00%             1.00%
Other expenses                                                 0.36%            0.36%             0.36%
Total fund operating expenses                                  1.36%            2.11%             2.11%

The hypothetical example below shows what your expenses would be if you invested
$10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

------------------------------------------------------------------------------------------------------------------------------------
Expenses                                         Year 1        Year 3           Year 5            Year 10
------------------------------------------------------------------------------------------------------------------------------------
Class A                                          $ 632         $ 909           $ 1,207            $ 2,053
Class B - with redemption                        $ 714         $ 961           $ 1,334            $ 2,250
        - without redemption                     $ 214         $ 661           $ 1,134            $ 2,250
Class C - with redemption                        $ 314         $ 661           $ 1,134            $ 2,441
        - without redemption                     $ 214         $ 661           $ 1,134            $ 2,441

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

Class A
-----------------------------
Ticker            TAEMX
CUSIP             478032105
Newspaper         SmCpGrA
SEC number        811-3392
JH fund number    60

Class B
-----------------------------
Ticker            TSEGX
CUSIP             478032204
Newspaper         SmCpGrB
SEC number        811-3392
JH fund number    160

Class C
-----------------------------
Ticker            -
CUSIP             478032501
Newspaper         -
SEC number        811-3392
JH fund number    560

                                                                              17


Small Cap Value Fund

GOAL AND STRATEGY

[Clip art] The fund seeks capital appreciation. To pursue this goal, the fund invests at least 65% of assets in stocks of companies with market capitalizations under $1 billion.

In managing the portfolio, the managers emphasize a value-oriented approach to individual stock selection. With the aid of proprietary financial models, the management team looks for U.S. and foreign companies that are selling at what appear to be substantial discounts to their long-term value. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.

The managers use fundamental financial analysis of individual companies to identify those with substantial cash flows, reliable revenue streams and strong competitive positions. The strength of companies' management teams is also a key selection factor. The fund diversifies across industry sectors.

The fund invests primarily in stocks of U.S. companies, but may invest up to 50% of assets in foreign securities and up to 15% of net assets in bonds that may be rated as low as CC/Ca and their unrated equivalents. (Bonds rated below BBB/Baa are considered junk bonds.) The fund may also invest in certain other types of equity and debt securities, and may make limited use of certain derivatives
(investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable dividends.

================================================================================

PAST PERFORMANCE

[Clip art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class A year-by-year total returns - calendar years
--------------------------------------------------------------------------------
                                               1994        1995        1996       1997       1998

                                              7.81%       20.26%      12.91%     25.25%     -2.10%

Best quarter:  Q4 `98, 21.34%  Worst quarter:  Q3 `98, -21.43%

--------------------------------------------------------------------------------
Average annual total returns - for periods ending 12/31/98
--------------------------------------------------------------------------------

                                                           1 year        5 year

Class A - began 1/3/94                                     -7.02%        11.28%
Class B - began 1/3/94                                     -7.57%        11.36%
Class C - began 5/1/98                                     -             -
Index                                                      -2.55%        11.87%

Index: Russell 2000 Index, an unmanaged index of 2,000 U.S. small-capitalization stocks.

PORTFOLIO MANAGERS

Timothy E. Keefe, CFA
----------------------------------
Senior vice president of adviser
Joined team in 1996
Joined adviser in 1996
Began career in 1987

Timothy E. Quinlisk, CFA
----------------------------------
Vice president of adviser
Joined team in 1998
Joined adviser in 1998
Began career in 1985

18


MAIN RISKS

[Clip art] As with most growth funds, the value of your investment will go up and down in response to stock market movements. Because the fund concentrates on small-capitalization companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.

Stocks of smaller companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Because their businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

The fund's management strategy will influence performance significantly.
Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.
Similarly, if the industries or companies the fund invests in do not perform as expected, or if the managers' stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o In a down market, small-capitalization stocks, derivatives and other higher-risk securities could become harder to value or to sell at a fair price.

o Certain derivatives could produce disproportionate gains or losses.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political upheavals.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise. Junk bond prices can fall on bad news about the economy, an industry or a company.

================================================================================


YOUR EXPENSES

[Clip art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Because Class C shares have a short history, their expenses are based on Class B expenses.

------------------------------------------------------------------------------------------------------------------------------------
Shareholder transaction expenses                                      Class A         Class B          Class C
------------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) on purchases
as a % of purchase price                                              5.00%           none             none
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less                   none(1)         5.00%            1.00%

------------------------------------------------------------------------------------------------------------------------------------
Annual operating expenses                                             Class A         Class B          Class C
------------------------------------------------------------------------------------------------------------------------------------
Management fee                                                        0.70%           0.70%            0.70%
Distribution and service (12b-1) fees                                 0.30%           1.00%            1.00%
Other expenses                                                        0.62%           0.62%            0.62%
Total fund operating expenses                                         1.62%           2.32%            2.32%

The hypothetical example below shows what your expenses would be if you invested
$10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

------------------------------------------------------------------------------------------------------------------------------------
Expenses                                                 Year 1       Year 3          Year 5           Year 10
------------------------------------------------------------------------------------------------------------------------------------
Class A                                                  $ 657        $   986         $ 1,337          $ 2,326
Class B - with redemption                                $ 735        $ 1,024         $ 1,440          $ 2,481
        - without redemption                             $ 235        $   724         $ 1,240          $ 2,481
Class C - with redemption                                $ 335        $   724         $ 1,240          $ 2,656
        - without redemption                             $ 235        $   724         $ 1,240          $ 2,656

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

Class A
-----------------------------
Ticker            SPVAX
CUSIP             409905700
Newspaper         SmCpVlA
SEC number        811-3999
JH fund number    37

Class B
-----------------------------
Ticker            SPVBX
CUSIP             409905809
Newspaper         SmCpVlB
SEC number        811-3999
JH fund number    137

Class C
-----------------------------
Ticker            -
CUSIP             409905882
Newspaper         -
SEC number        811-3999
JH fund number    537

                                                                              19


Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS


Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.


--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
o Front-end  sales charges,  as described at right.

o Distribution and service (12b-1) fees of 0.30% (0.25% for Small Cap Growth).

--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------
o No front-end sales charge; all your money goes to work for you right away.

o Distribution and service (12b-1) fees of 1.00%.

o A deferred sales charge, as described on following page.

o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------
o No front-end sales charge; all your money goes to work for you right away.

o Distribution and service (12b-1) fees of 1.00%.

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.


Because 12b-1 fees are paid on an ongoing basis, they may cost share-holders more than other types of sales charges.


Investors purchasing $1 million or more of Class B or Class C shares may want to consider the lower operating expenses of Class A shares.


Your broker or agent may charge you a fee to effect transactions in fund shares.


--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges
--------------------------------------------------------------------------------
                                  As a % of             As a % of your
Your investment                   offering price        investment

Up to $49,999                     5.00%                 5.26%
$50,000 - $99,999                 4.50%                 4.71%
$100,000 - $249,999               3.50%                 3.63%
$250,000 - $499,999               2.50%                 2.56%
$500,000 - $999,999               2.00%                 2.04%
$1,000,000 and over               See below

Investments of $1 million or more Class A shares are available with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) on any shares sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
CDSC on $1 million+ investments
--------------------------------------------------------------------------------
                                               CDSC on shares
Your investment                                being sold

First $1M - $4,999,999                         1.00%
Next $1 - $5M above that                       0.50%
Next $1 or more above that                     0.25%


For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.


The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

20 YOUR ACCOUNT



Class B and Class C Shares are offered at their net asset value per share, without any initial sales charge. However, you may be charged a CDSC on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends.
The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:


--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------
                                                    CDSC on shares
Years after purchase                                being sold

1st year                                            5.00%
2nd year                                            4.00%
3rd or 4th year                                     3.00%
5th year                                            2.00%
6th year                                            1.00%
After 6th year                                      none

--------------------------------------------------------------------------------
Class C deferred charges
--------------------------------------------------------------------------------
Years after purchase                                CDSC
1st year                                            1.00%
After 1st year                                      none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege - lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge. Retirement plans investing $1 million in Class B shares may add that value to Class A purchases to calculate charges.

o Letter of Intention - lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

o Combination Privilege - lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges.
There is no charge, no obligation to invest (although initial investments must total at least $250), and individual investors may close their accounts at any time.

To utilize: contact your financial representative or Signature Services to find out how to qualify, or consult the SAI (see the back cover of this prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o to make payments through certain systematic withdrawal plans

o to make certain distributions from a retirement plan

o because of shareholder death or disability

To utilize: if you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

                                                                 YOUR ACCOUNT 21


Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o selling brokers and their employees and sales representatives


o financial representatives utilizing fund shares in fee-based investment products under signed agreement with John Hancock Funds


o fund trustees and other individuals who are affiliated with these or other
  John Hancock funds

o individuals transferring assets from an employee benefit plan into a John
  Hancock fund


o certain insurance company contract holders (one-year CDSC usually applies)


o participants in certain retirement plans with at least 100 eligible employees
  (one-year CDSC applies)

To utilize: if you think you may be eligible for a sales charge waiver, contact
Signature Services or consult the SAI (see the back cover of this prospectus).

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1 Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

o non-retirement account: $1,000 o retirement account: $250

o group investments: $250

o Monthly Automatic  Accumulation Plan
  (MAAP): $25 to open; you must invest at least $25 a month

o fee-based clients of selling brokers who placed at least $2 billion in John
  Hancock funds: $250


3 Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. You must notify your financial representative or Signature Services if this information changes. For more details, please contact your financial representative or call Signature Services at 1-800-225-5291.


4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.

22 YOUR ACCOUNT

------------------------------------------------------------------------------------------------------------------------------------
Buying shares
------------------------------------------------------------------------------------------------------------------------------------
                   Opening an account                                  Adding to an account
By check
[Clip art]         o Make out a check for the                          o Make out a check for the investment
                     investment amount, payable                          amount payable to "John Hancock
                     to "John Hancock Signature                          Signature Services, Inc."
                     Services, Inc."
                                                                       o Fill out the detachable investment
                   o Deliver the check and your                          slip from an account statement. If
                     completed application to your                       no slip is available, include a note
                     financial representative, or                        specifying the fund name, your share
                     mail them to Signature Services                     class, your account number and the
                     (address below).                                    name(s) in which the account is
                                                                         registered.

                                                                       o Deliver the check and your investment
                                                                         slip or note to your financial
                                                                         representative, or mail them to
                                                                         Signature Services (address below).

By exchange
[Clip art]         o Call your financial representative                o Call your financial representative
                     or Signature Services to request an                 or Signature Services to request an
                     exchange.                                           exchange.

By wire
[Clip art]         o Deliver your completed application                o Instruct your bank to wire
                     to your financial representative,                   the amount of your investment
                     or mail it to Signature Services.                   to:

                   o Obtain your account number by                         First Signature Bank & Trust
                     calling your financial representative                 Account # 900000260
                     or Signature Services.                                Routing # 211475000

                   o Instruct your bank to wire the                    Specify the fund name, your share
                     amount of your investment to:                     class, your account number and
                                                                       the name(s) in which the account
                        First Signature Bank & Trust                   is registered. Your bank may
                        Account # 900000260                            charge a fee to wire funds.
                        Routing # 211475000

                   Specify the fund name, your choice
                   of share class, the new account
                   number and the name(s) in which the
                   account is registered. Your bank may
                   charge a fee to wire funds.

By phone
[Clip art]         See "By wire" and "By exchange."                    o Verify that your bank or credit
                                                                         union is a member of the Automated
                                                                         Clearing House (ACH) system.


                                                                       o Complete the "Bank Information"
                                                                         sections on your account
                                                                         application.


                                                                       o Call Signature Services to
                                                                         verify that these features are
                                                                         in place on your account.

                                                                       o Tell the Signature Services
                                                                         representative the fund name,
                                                                         your share class, your account
                                                                         number, the name(s) in which
                                                                         the account is registered and
                                                                         the amount of your investment.

To open or add to an account using the Monthly Automatic
Accumulation Program, see "Additional investor services."

---------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions
and assistance.
---------------------------------------------------------

                                                                 YOUR ACCOUNT 23

------------------------------------------------------------------------------------------------------------------------------------
Selling shares
------------------------------------------------------------------------------------------------------------------------------------
                    Designed for                                  To sell some or all of your shares

By letter
[Clip art]          o Accounts of any type.                       o Write a letter of instruction or
                                                                    complete a stock power indicating
                    o Sales of any amount.                          the fund name, your share class,
                                                                    your account number, the name(s)
                                                                    in which the account is registered
                                                                    and the dollar value or number of
                                                                    shares you wish to sell.

                                                                  o Include all signatures and any
                                                                    additional documents that may be
                                                                    required (see next page).

                                                                  o Mail the materials to Signature Services.

                                                                  o A check will be mailed to the name(s)
                                                                    and address in which the account is
                                                                    registered, or otherwise according to
                                                                    your letter of instruction.

By phone
[Clip art]          o Most accounts.                              o For automated service 24 hours a day
                                                                    using your touch-tone phone, call the
                    o Sales of up to $100,000.                      EASI-Line at 1-800-338-8080.

                                                                  o To place your order, call your
                                                                    financial representative or Signature
                                                                    Services between 8 a.m. and 4 p.m.
                                                                    Eastern Time on most business days.

By wire or electronic funds transfer (EFT)
[Clip art]          o Requests by letter to sell any              o To verify that the telephone redemption
                      amount (accounts of any type).                privilege is in place on an account,
                                                                    or to request the form to add it to an
                    o Requests by phone to sell up to               existing account, call Signature
                      $100,000 (accounts with telephone             Services.
                      redemption privileges).
                                                                  o Amounts of $1,000 or more will be wired
                                                                    on the next business day. A $4 fee
                                                                    will be deducted from your account.

                                                                  o Amounts of less than $1,000 may be sent
                                                                    by EFT or by check. Funds from EFT
                                                                    transactions are generally available by
                                                                    the second business day. Your bank may
                                                                    charge a fee for this service.

By exchange
[Clip art]          o Accounts of any type.                       o Obtain a current prospectus for
                                                                    the fund into which you are exchanging
                    o Sales of any amount.                          by calling your financial representative
                                                                    or Signature Services.

                                                                  o Call your financial representative or
                                                                    Signature Services to request an
                                                                    exchange.


24 YOUR ACCOUNT



Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:


o your address of record has changed within the past 30 days

o you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature
Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

------------------------------------------------------------------------------------------------------------------------------------
Seller                                                                 Requirements for written requests                 [Clip art]
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Owners of individual, joint or UGMA/UTMA accounts (custodial           o Letter of instruction.
accounts for minors).
                                                                       o On the letter, the signatures of all persons authorized to sign for the account, exactly as the account is registered.


                                                                       o Signature guarantee if applicable (see above).


Owners of corporate, sole proprietorship, general partner or           o Letter of instruction.
association accounts.


                                                                       o Corporate business/organization resolution,
                                                                         certified within the past 12 months, or a
                                                                         John Hancock Funds business/ organization
                                                                         certification form.


                                                                       o On the letter and the resolution, the
                                                                         signature of the person(s) authorized to
                                                                         sign for the account.

                                                                       o Signature guarantee if applicable (see above).


Owners or trustees of trust accounts.                                  o Letter of instruction.

                                                                       o On the letter, the signature(s) of the trustee(s).


                                                                       o Copy of the trust document certified within the
                                                                         past 12 months or a John Hancock Funds trust
                                                                         certification form.


                                                                       o Signature guarantee if applicable (see above).


Joint tenancy shareholders with rights of survivorship whose           o Letter of instruction signed by surviving tenant.
co-tenants are deceased.
                                                                       o Copy of death certificate.

                                                                       o Signature guarantee if applicable (see above).


Executors of shareholder estates.                                      o Letter of instruction signed by executor.

                                                                       o Copy of order appointing executor, certified within
                                                                         the past 12 months.

                                                                       o Signature guarantee if applicable (see above).


Administrators, conservators, guardians and other sellers or           o Call 1-800-225-5291 for instructions.
account types not listed above.

To sell shares through a systematic withdrawal plan, see "Additional investor services."

----------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions
and assistance.
----------------------------------------------------------

                                                                 YOUR ACCOUNT 25

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TRANSACTION POLICIES


Valuation of shares The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York
Stock Exchange (typically 4 p.m. Eastern Time). The funds use market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The funds may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. Foreign stock or other portfolio securities held by the funds may trade on U.S. holidays and weekends, even though the funds' shares will not be priced on those days. This may change a fund's NAV on days when you cannot buy or sell shares.


Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each fund is open on those days when the New York Stock
Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone.
During these times, consider using EASI-Line or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.


Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges.
The registration for both accounts involved must be identical. Class B and Class
C shares will continue to age from the original date and will retain the same
CDSC rate. However, if the new fund's CDSC rate is higher, then the rate will increase. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.


To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties that, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may also refuse any exchange order.
A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares Most shares are electronically recorded. If you wish to have certificates for your shares, please write to Signature Services. Certificated shares can only be sold by returning the certificates to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o after any changes of name or address of the registered owner(s)

o in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds generally distribute most or all of their net earnings in the form of dividends. Any capital gains are distributed annually. Regional Bank
Fund typically pays income dividends quarterly. Core Growth, Core Value and Financial Industries funds typically pay income dividends annually. The other funds do not usually pay income dividends. Most of these dividends are from capital gains.

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be

26 YOUR ACCOUNT


reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.

Taxability of dividends Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

Year 2000 compliance The adviser and the funds' service providers are taking steps to address any year 2000-related computer problems. However, there is some risk that these problems could disrupt the issuers in which the funds invest, the funds' operations or financial markets generally.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o Complete the appropriate parts of your account application.

o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc."
  Deliver your check and application to your financial representative or Signature
  Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o Make sure you have at least $5,000 worth of shares in your account.

o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock Funds offers a range of retirement plans, including traditional, Roth and Education IRAs, SIMPLE plans, SEPs, 401(k) plans and other pension and profit-sharing plans. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.

                                                                 YOUR ACCOUNT 27


Fund details

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BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the John Hancock growth funds. Each fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees of the Core Growth, Core Value, Financial Industries, Small Cap
Growth and Mid Cap Growth funds have the power to change these funds' respective investment goals without shareholder approval.

Management fees The management fees paid to the investment adviser by the John
Hancock growth funds last fiscal year are as follows:

--------------------------------------------------------------------------------
Fund                                       % of net assets
--------------------------------------------------------------------------------
Core Growth                                0.00%
Core Value                                 0.00%
Financial Industries                       0.76%
Large Cap Growth                           0.75%
Mid Cap Growth                             0.80%
Regional Bank                              0.75%
Small Cap Growth                           0.75%
Small Cap Value                            0.09%




                                            ------------
                                            Shareholders
                                            ------------
                            --------------------------------------------

                                    Financial services firms and
                                        their representatives

   Distribution and            Advise current and prospective share-
 shareholder services         holders on their fund investments, often
                            in the context of an overall financial plan.
                            --------------------------------------------

    -------------------------------------------      -------------------------------------------------
              Principal distributor                                   Transfer agent

             John Hancock Funds, Inc.                      John Hancock Signature Services, Inc.

     Markets the funds and distributes shares         Handles shareholder services, including record-
    through selling brokers, financial planners      keeping and statements, distribution of dividends
       and other financial representatives.               and processing of buy and sell requests.
    -------------------------------------------      -------------------------------------------------

-----------------------       -------------------------------       --------------------------------------
     Subadviser                     Investment adviser                           Custodian

Independence investment         John Hancock Advisers, Inc.               Investors Bank & Trust Co                 Asset
   Associates, Inc.                101 Huntington Avenue                                                          management
   53 State Street                 Boston, MA 02199-7603             Holds the funds' assets, settles all
  Boston, MA 02109                                                  portfolio trades and collects most of
                              Manages the funds' business and           the valuation data required for
                                   investment activities.                 calculating each fund's NAV.
-----------------------       -------------------------------       -------------------------------------

                                     ------------------------------
                                                Trustees

                                     Oversee the funds' activities.
                                     ------------------------------




28 FUND DETAILS

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FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

Core Growth Fund

The financial information presented is for periods prior to the creation of Class A, B and C shares on July 1, 1999. The financial highlights for Class A, B and C shares will differ due to the distribution fees.

Figures audited by Deloitte & Touche LLP.

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Class I - period ended:                                                        2/96(1)         2/97            2/98         2/99
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Per share operating performance
Net asset value, beginning of period                                           $8.50          $9.29          $11.01       $14.88
Net investment income (loss)(2)                                                 0.03           0.05            0.04         0.01
Net realized and unrealized gain (loss) on investments                          0.81           2.16            4.34         3.40
Total from investment operations                                                0.84           2.21            4.38         3.41
Less distributions:
 Dividends from net investment income                                          (0.03)         (0.04)          (0.03)       (0.02)
 Distributions in excess of net investment income                                  -              -               -        (0.00)(3)
 Distributions from net realized gain on investments sold                      (0.02)         (0.45)          (0.48)       (0.62)
 Total distributions                                                           (0.05)         (0.49)          (0.51)       (0.64)
Net asset value, end of period                                                 $9.29          $11.01         $14.88       $17.65
Total investment return at net asset value(4) (%)                               9.94(5)        24.19          40.52        22.92
Total adjusted investment return at net asset value(4,6) (%)                   (5.63)(5)       17.40          37.95        21.89
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                     549             883          4,605        7,855
Ratio of expenses to average net assets (%)                                     0.95(7)         0.95           0.95         0.95
Ratio of adjusted expenses to average net assets(8,9) (%)                      38.57(7)         7.74           3.52         1.98
Ratio of net investment income (loss) to average net assets (%)                 0.91(7)         0.49           0.34         0.06
Ratio of adjusted net investment income (loss) to average net assets(8,9)(%)  (36.71)(7)       (6.30)         (2.23)       (0.97)
Portfolio turnover rate (%)                                                       21             142             91           54
Fee reduction per share(2) ($)                                                  1.36            0.68           0.33         0.17


(1) Began operations on October 2, 1995.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Less than $0.01 per share.

(4) Total investment return assumes dividend reinvestment.

(5) Not annualized.

(6) An estimated total return calculation, which does not take into consideration fee reductions by the adviser during the periods shown.

(7) Annualized.

(8) Unreimbursed, without fee reduction.

(9) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net income as a percentage of average net assets is expected to increase as the net assets of the fund grow.

                                                                 FUND DETAILS 29


Core Value Fund

The financial information presented is for periods prior to reclassification as Class A shares on July 1, 1999.

Figures audited by Deloitte & Touche LLP.

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Class A - period ended:                                                          2/96(1)        2/97            2/98         2/99
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Per share operating performance
Net asset value, beginning of period                                            $8.50          $9.47          $10.88       $13.93
Net investment income (loss)(2)                                                  0.10           0.23            0.21         0.15
Net realized and unrealized gain (loss) on investments                           0.96           1.77            3.33         1.23
Total from investment operations                                                 1.06           2.00            3.54         1.38
Less distributions:
 Dividends from net investment income                                           (0.09)         (0.19)          (0.13)       (0.18)
 Distributions from net realized gain on investments sold                           -          (0.40)          (0.36)       (2.77)
 Total distributions                                                            (0.09)         (0.59)          (0.49)       (2.95)
Net asset value, end of period                                                  $9.47         $10.88          $13.93       $12.36
Total investment return at net asset value(3) (%)                               12.52(4)       21.36           32.97         9.87
Total adjusted investment return at net asset value(3,5) (%)                    (1.18)(4)      15.92           32.02         8.94
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                      682          1,323           7,747        6,685
Ratio of expenses to average net assets (%)                                      0.95(6)        0.95            0.95         0.95
Ratio of adjusted expenses to average net assets(7,8) (%)                       34.06(6)        6.39            1.90         1.88
Ratio of net investment income (loss) to average net assets (%)                  2.81(6)        2.26            1.60         1.03
Ratio of adjusted net investment income (loss) to average net assets(7,8) (%)  (30.30)(6)      (3.18)           0.65         0.10
Portfolio turnover rate (%)                                                        12             66             119           61
Fee reduction per share(2) ($)                                                   1.22           0.55            0.12         0.13

(1) Began operations on October 2, 1995.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Total investment return assumes dividend reinvestment.

(4) Not annualized.

(5) An estimated total return calculation, which does not take into consideration fee reductions by the adviser during the periods shown.

(6) Annualized.

(7) Unreimbursed, without fee reduction.

(8) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net income as a percentage of average net assets is expected to increase as the net assets of the fund grow.

30 FUND DETAILS


Financial Industries Fund

Figures audited by PricewaterhouseCoopers LLP.

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Class A - period ended:                                                          10/96(1)             10/97             10/98
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Per share operating performance
Net asset value, beginning of period                                             $8.50               $11.03            $14.26
Net investment income (loss)(2)                                                   0.02                 0.14              0.15
Net realized and unrealized gain (loss) on investments                            2.51                 3.77              0.52(3)
Total from investment operations                                                  2.53                 3.91              0.67
Less distributions:
 Dividends from net investment income                                                -                (0.03)            (0.11)
 Distributions from net realized gain on investments sold                            -                (0.65)            (0.02)
 Total distributions                                                                 -                (0.68)            (0.13)
Net asset value, end of period                                                  $11.03               $14.26            $14.80
Total investment return at net asset value(4) (%)                                29.76(5)             37.19              4.66
Total adjusted investment return at net asset value(4,6) (%)                     26.04(5)             36.92                 -
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                       895              416,698           861,582
Ratio of expenses to average net assets (%)                                       1.20(7)              1.20              1.37
Ratio of adjusted expenses to average net assets(8) (%)                           7.07(7)              1.47                 -
Ratio of net investment income (loss) to average net assets (%)                   0.37(7)              1.10              0.92
Ratio of adjusted net investment income (loss) to average net assets(8) (%)      (5.50)(7)             0.83                 -
Portfolio turnover rate (%)                                                         31                    6                30
Fee reduction per share(2) ($)                                                    0.38                 0.03                 -

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Class B - period ended:                                                                              10/97(1)           10/98
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Per share operating performance
Net asset value, beginning of period                                                                 $11.43            $14.18
Net investment income (loss)(2)                                                                        0.04              0.03
Net realized and unrealized gain (loss) on investments                                                 2.71              0.54(3)
Total from investment operations                                                                       2.75              0.57
Less distributions:
 Dividends from net investment income                                                                     -             (0.03)
 Distributions from net realized gain on investments sold                                                 -             (0.02)
 Total distributions                                                                                      -             (0.05)
Net asset value, end of period                                                                       $14.18            $14.70
Total investment return at net asset value(4) (%)                                                     24.06(5)           3.95
Total adjusted investment return at net asset value(4,6) (%)                                          23.85(5)              -
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                                      1,308,946         2,603,021
Ratio of expenses to average net assets (%)                                                            1.90(7)           2.07
Ratio of adjusted expenses to average net assets(8) (%)                                                2.17(7)              -
Ratio of net investment income (loss) to average net assets (%)                                        0.40(7)           0.22
Ratio of adjusted net investment income (loss) to average net assets(8) (%)                            0.13(7)              -
Portfolio turnover rate (%)                                                                               6                30
Fee reduction per share(2) ($)                                                                         0.03                 -

(1) Class A and Class B shares began operations on March 14, 1996 and January
    14, 1997, respectively.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Amount shown for a share outstanding does not correspond with aggregate net gain (loss) on investments for the period ended October 31, 1998, due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(5) Not annualized.

(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.

(7) Annualized.

(8) Unreimbursed, without fee reduction.

                                                                 FUND DETAILS 31


Large Cap Growth Fund

Figures audited by Ernst & Young LLP.

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Class A - period ended:                                           12/93      12/94      12/95      10/96(1)     10/97      10/98
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Per share operating performance
Net asset value, beginning of period                             $17.32     $17.40     $15.89     $19.51       $23.28     $24.37
Net investment income (loss)                                      (0.11)     (0.10)     (0.09)(2)  (0.13)(2)    (0.12)(2)  (0.11)(2)
Net realized and unrealized gain (loss) on investments             2.33       1.21)      4.40       3.90         3.49       2.17
Total from investment operations                                   2.22      (1.31)      4.31       3.77         3.37       2.06
Less distributions:
 Distributions from net realized gain on investments sold         (2.14)     (0.20)     (0.69)         -        (2.28)     (4.16)
Net asset value, end of period                                   $17.40     $15.89     $19.51     $23.28       $24.37     $22.27
Total investment return at net asset value(3) (%)                 13.03      (7.50)     27.17      19.32(4)     16.05       9.80
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                    162,937    146,466    241,700    279,425      303,067    381,591
Ratio of expenses to average net assets (%)                        1.56       1.65       1.48       1.48(5)      1.44       1.40
Ratio of net investment income (loss) to average net assets (%)   (0.67)     (0.64)     (0.46)     (0.73)(5)    (0.51)     (0.50)
Portfolio turnover rate (%)                                          68         52         68(6)      59          133        153(6)

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Class B - period ended:                                                      12/94(7)   12/95      10/96(1)     10/97      10/98
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Per share operating performance
Net asset value, beginning of period                                        $17.16     $15.83     $19.25       $22.83     $23.70
Net investment income (loss)(2)                                              (0.20)     (0.26)     (0.26)       (0.27)     (0.25)
Net realized and unrealized gain (loss) on investments                       (0.93)      4.37       3.84         3.42       2.09
Total from investment operations                                             (1.13)      4.11       3.58         3.15       1.84
Less distributions:
 Distributions from net realized gain on investments sold                    (0.20)     (0.69)         -        (2.28)     (4.16)
Net asset value, end of period                                              $15.83     $19.25     $22.83       $23.70     $21.38
Total investment return at net asset value(3) (%)                            (6.56)(4)  26.01      18.60(4)     15.33       9.04
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                 3,807     15,913     25,474       36,430    217,448
Ratio of expenses to average net assets (%)                                   2.38(5)    2.31       2.18(5)      2.13       2.08
Ratio of net investment income (loss) to average net assets (%)              (1.25)(5)  (1.39)     (1.42)(5)    (1.20)     (1.16)
Portfolio turnover rate (%)                                                     52         68(6)      59          133        153(6)

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Class C -  period ended:                                                                                                   10/98(7)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                                                      $21.43
Net investment income (loss)(2)                                                                                            (0.10)
Net realized and unrealized gain (loss) on investments                                                                      0.04
Total from investment operations                                                                                           (0.06)
Net asset value, end of period                                                                                            $21.37
Total investment return at net asset value(3) (%)                                                                          (0.28)(4)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                                                                 152
Ratio of expenses to average net assets (%)                                                                                 2.10(5)
Ratio of net investment income (loss) to average net assets (%)                                                            (1.14)(5)
Portfolio turnover rate (%)                                                                                                  153(6)

(1) Effective October 31, 1996, the fiscal year end changed from December 31 to October 31.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4) Not annualized.

(5) Annualized.

(6) Excludes merger activity.

(7) Class B and Class C shares began operations on January 3, 1994 and June 1,
    1998, respectively.

32 FUND DETAILS


Mid Cap Growth Fund

Figures audited by PricewaterhouseCoopers LLP.

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Class A - period ended:                                               10/94(1)      10/95        10/96         10/97       10/98
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                  $8.50         $7.93        $9.32        $10.92      $11.40
Net investment income (loss)(2)                                       (0.03)        (0.07)       (0.11)        (0.06)      (0.09)
Net realized and unrealized gain (loss) on investments                (0.54)         1.46         3.34          1.00       (0.89)
Total from investment operations                                      (0.57)         1.39         3.23          0.94       (0.98)
Less distributions:
 Distributions from net realized gain on investments sold                 -             -        (1.63)        (0.46)      (1.31)
Net asset value, end of period                                        $7.93         $9.32       $10.92        $11.40       $9.11
Total investment return at net asset value(3) (%)                     (6.71)        17.53        36.15          8.79       (9.40)
Total adjusted investment return at net asset value(3,4) (%)          (6.83)            -            -             -           -
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                         92,325       101,562      156,578       141,997     101,138
Ratio of expenses to average net assets (%)                            1.50          1.59         1.59          1.59        1.59
Ratio of adjusted expenses to average net assets(5) (%)                1.62             -            -             -           -
Ratio of net investment income (loss) to average net assets (%)       (0.41)        (0.87)       (1.00)        (0.57)      (0.86)
Ratio of adjusted net investment (loss) to average net assets(5) (%)  (0.53)            -            -             -           -
Portfolio turnover rate (%)                                              57           155          240           317         168
Fee reduction per share ($)                                            0.01(2)          -            -             -           -

------------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                               10/94(1)      10/95        10/96         10/97       10/98
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                  $8.50         $7.87        $9.19        $10.67      $11.03
Net investment income (loss)(2)                                       (0.09)        (0.13)       (0.18)        (0.13)      (0.15)
Net realized and unrealized gain (loss) on investments                (0.54)         1.45         3.29          0.95       (0.85)
Total from investment operations                                      (0.63)         1.32         3.11          0.82       (1.00)
Less distributions:
 Distributions from net realized gain on investments sold                 -             -        (1.63)        (0.46)      (1.31)
Net asset value, end of period                                        $7.87         $9.19       $10.67        $11.03       $8.72
Total investment return at net asset value(3) (%)                     (7.41)        16.77        35.34          7.84       (9.97)
Total adjusted investment return at net asset value(3,4) (%)          (7.53)            -            -             -           -
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                        131,983       137,363      238,901       204,812     134,188
Ratio of expenses to average net assets (%)                            2.22          2.30         2.29          2.28        2.27
Ratio of adjusted expenses to average net assets(5) (%)                2.34             -            -             -           -
Ratio of net investment income (loss) to average net assets (%)       (1.13)        (1.55)       (1.70)        (1.25)      (1.54)
Ratio of adjusted net investment (loss) to average net assets(5) (%)  (1.25)            -            -             -           -
Portfolio turnover rate (%)                                              57           155          240           317         168
Fee reduction per share ($)                                            0.01(2)          -            -             -           -

------------------------------------------------------------------------------------------------------------------------------------
Class C - period ended:                                                                                                   10/98(1)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                                                      $9.99
Net investment income (loss)(2)                                                                                           (0.06)
Net realized and unrealized gain (loss) on investments                                                                    (1.21)
Total from investment operations                                                                                          (1.27)
Net asset value, end of period                                                                                            $8.72
Total investment return at net asset value(3) (%)                                                                        (12.71)(6)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                                                                100
Ratio of expenses to average net assets (%)                                                                                2.29(7)
Ratio of net investment income (loss) to average net assets (%)                                                           (1.66)(7)
Portfolio turnover rate (%)                                                                                                 168


(1) Class A and Class B shares began operations on November 1, 1993. Class C shares began operations on June 1, 1998.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.

(5) Unreimbursed, without fee reduction.

(6) Not annualized.

(7) Annualized.

                                                                 FUND DETAILS 33


Regional Bank Fund

Figures audited by PricewaterhouseCoopers LLP.

------------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                           10/94         10/95         10/96          10/97        10/98
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                             $21.62        $21.52        $27.14         $33.99       $48.73
Net investment income (loss)(1)                                    0.39          0.52          0.63           0.64         0.66
Net realized and unrealized gain (loss) on investments             0.91          5.92          7.04          15.02         1.99
Total from investment operations                                   1.30          6.44          7.67          15.66         2.65
Less distributions:
Dividends from net investment income                              (0.34)        (0.48)        (0.60)         (0.61)       (0.65)
Distributions from net realized gain on investments sold          (1.06)        (0.34)        (0.22)         (0.31)       (0.39)
Total distributions                                               (1.40)        (0.82)        (0.82)         (0.92)       (1.04)
Net asset value, end of period                                   $21.52        $27.14        $33.99         $48.73       $50.34
Total investment return at net asset value(2) (%)                  6.44         31.00         28.78          46.79         5.33
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                    216,978       486,631       860,843      1,596,836    1,500,200
Ratio of expenses to average net assets (%)                        1.34          1.39          1.36           1.30         1.24
Ratio of net investment income to average net assets (%)           1.78          2.23          2.13           1.55         1.23
Portfolio turnover rate (%)                                          13            14             8              5            5

------------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                           10/94         10/95         10/96          10/97        10/98
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                             $21.56        $21.43        $27.02         $33.83       $48.48
Net investment income (loss)(1)                                    0.23          0.36          0.42           0.35         0.30
Net realized and unrealized gain (loss) on investments             0.91          5.89          7.01          14.95         1.97
Total from investment operations                                   1.14          6.25          7.43          15.30         2.27
Less distributions:
Dividends from net investment income                              (0.21)        (0.32)        (0.40)         (0.34)       (0.28)
Distributions from net realized gain on investments sold          (1.06)        (0.34)        (0.22)         (0.31)       (0.39)
Total distributions                                               (1.27)        (0.66)        (0.62)         (0.65)       (0.67)
Net asset value, end of period                                   $21.43        $27.02        $33.83         $48.48       $50.08
Total investment return at net asset value(2) (%)                  5.69         30.11         27.89          45.78         4.62
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                    522,207     1,236,447     2,408,514      4,847,755    4,506,983
Ratio of expenses to average net assets (%)                        2.06          2.09          2.07           2.00         1.92
Ratio of net investment income (loss) to average net assets (%)    1.07          1.53          1.42           0.84         0.56
Portfolio turnover rate (%)                                          13            14             8              5            5


(1) Based on the average of the shares outstanding at the end of each month.

(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.

34 FUND DETAILS


Small Cap Growth Fund

Figures audited by Ernst & Young LLP.

------------------------------------------------------------------------------------------------------------------------------------
Class A(1) - period ended:                                          10/94       10/95(2)        10/96         10/97       10/98
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                $6.47       $6.71           $9.02        $10.22      $12.35
Net investment income (loss)(3)                                     (0.04)      (0.07)          (0.09)        (0.07)      (0.08)
Net realized and unrealized gain (loss) on investments               0.28        2.38            1.29          2.41       (1.34)
Total from investment operations                                     0.24        2.31            1.20          2.34       (1.42)
Less distributions:
 Distributions from net realized gain on investments sold               -           -               -         (0.21)      (2.52)
Net asset value, end of period                                      $6.71       $9.02          $10.22        $12.35       $8.41
Total investment return at net asset value(4) (%)                    3.59       34.56           13.27         23.35      (14.14)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                      131,053     179,481         218,497       209,384     179,700
Ratio of expenses to average net assets (%)                          1.44        1.38            1.32          1.29(5)     1.36(5)
Ratio of net investment income (loss) to average net assets (%)     (0.71)      (0.83)          (0.86)        (0.57)      (1.02)
Portfolio turnover rate (%)                                            25          23              44            96         103

------------------------------------------------------------------------------------------------------------------------------------
Class B(1) - period ended:                                          10/94       10/95(2)        10/96         10/97       10/98
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                $6.33       $6.51           $8.70         $9.78      $11.72
Net investment income (loss)(3)                                     (0.09)      (0.11)          (0.15)        (0.14)      (0.15)
Net realized and unrealized gain (loss) on investments               0.27        2.30            1.23          2.29       (1.24)
Total from investment operations                                     0.18        2.19            1.08          2.15       (1.39)
Less distributions:
 Distributions from net realized gain on investments sold               -           -               -         (0.21)      (2.52)
Net asset value, end of period                                      $6.51       $8.70           $9.78        $11.72       $7.81
Total investment return at net asset value(4) (%)                    2.80       33.60           12.48         22.44      (14.80)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                      283,435     393,478         451,268       472,594     361,992
Ratio of expenses to average net assets (%)                          2.19        2.11            2.05          2.02(5)     2.07(5)
Ratio of net investment income (loss) to average net assets (%)     (1.46)      (1.55)          (1.59)        (1.30)      (1.73)
Portfolio turnover rate (%)                                            25          23              44            96         103

------------------------------------------------------------------------------------------------------------------------------------
Class C - period ended:                                                                                                   10/98(6)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                                                      $8.96
Net investment income (loss)(3)                                                                                           (0.03)
Net realized and unrealized gain (loss) on investments                                                                    (1.12)
Total from investment operations                                                                                          (1.15)
Net asset value, end of period                                                                                            $7.81
Total investment return at net asset value(4) (%)                                                                        (12.83)(7)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                                                                468
Ratio of expenses to average net assets (%)                                                                                2.11(5,8)
Ratio of net investment income (loss) to average net assets (%)                                                           (1.86)(8)
Portfolio turnover rate (%)                                                                                                 103


(1) All per share amounts and net asset values have been restated to reflect the four-for-one stock split effective May 1, 1998.

(2) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.

(3) Based on the average of the shares outstanding at the end of each month.

(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(5) Expense ratios do not include interest expense due to bank loans, which amounted to less than $0.01 per share.

(6) Class C shares began operations on June 1, 1998.

(7) Not annualized.

(8) Annualized.

                                                                 FUND DETAILS 35


Small Cap Value Fund

Figures audited by Ernst & Young LLP.

------------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                                         12/94(1)    12/95      12/96      12/97    10/98(2)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                            $8.50       $8.99     $10.39     $10.32   $12.27
Net investment income (loss)(3)                                                  0.18        0.21       0.14       0.06     0.02
Net realized and unrealized gain (loss) on investments                           0.48        1.60       1.17       2.52    (1.47)
Total from investment operations                                                 0.66        1.81       1.31       2.58    (1.45)
Less distributions:
 Dividends from net investment income                                           (0.17)      (0.20)     (0.14)     (0.03)       -
 Distributions from net realized gain on investments sold                           -       (0.21)     (1.24)     (0.60)       -
 Total distributions                                                            (0.17)      (0.41)     (1.38)     (0.63)       -
Net asset value, end of period                                                  $8.99      $10.39     $10.32     $12.27   $10.82
Total investment return at net asset value(4) (%)                                7.81(5)    20.26      12.91      25.25   (11.82)(5)
Total adjusted investment return at net asset value(4,6) (%)                     7.30(5)    19.39      12.20      24.65   (12.33)(5)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                    4,420      12,845     15,853     20,961   22,528
Ratio of expenses to average net assets (%)                                      0.99(7)     0.98       0.99       0.99     1.01(7)
Ratio of adjusted expenses to average net assets(8) (%)                          4.98(7)     1.85       1.70       1.59     1.62(7)
Ratio of net investment income (loss) to average net assets (%)                  2.10(7)     2.04       1.31       0.47     0.25(7)
Ratio of adjusted net investment income (loss) to average net assets(8) (%)     (1.89)(7)    1.17       0.60      (0.13)   (0.36)(7)
Portfolio turnover rate (%)                                                       0.3           9         72        140       69
Fee reduction per share(3) ($)                                                   0.34        0.09       0.08       0.07     0.06

------------------------------------------------------------------------------------------------------------------------------------
Class B -  period ended:                                                        12/94(1)    12/95      12/96      12/97    10/98(2)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                            $8.50       $9.00     $10.38     $10.31   $12.21
Net investment income (loss)(3)                                                  0.13        0.12       0.07      (0.03)   (0.04)
Net realized and unrealized gain (loss) on investments                           0.48        1.59       1.17       2.53    (1.46)
Total from investment operations                                                 0.61        1.71       1.24       2.50    (1.50)
Less distributions:
 Dividends from net investment income                                           (0.11)      (0.12)     (0.07)         -        -
 Distributions from net realized gain on investments sold                           -       (0.21)     (1.24)     (0.60)       -
 Total distributions                                                            (0.11)      (0.33)     (1.31)     (0.60)       -
Net asset value, end of period                                                  $9.00      $10.38     $10.31     $12.21   $10.71
Total investment return at net asset value(4) (%)                                7.15(5)    19.11      12.14      24.41   (12.29)(5)
Total adjusted investment return at net asset value(4,6) (%)                     6.64(5)    18.24      11.43      23.81   (12.80)(5)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                    3,296      16,994     22,097     35,033   30,637
Ratio of expenses to average net assets (%)                                      1.72(7)     1.73       1.69       1.69     1.71(7)
Ratio of adjusted expenses to average net assets(8) (%)                          5.71(7)     2.60       2.40       2.29     2.32(7)
Ratio of net investment income (loss) to average net assets (%)                  1.53(7)     1.21       0.62      (0.24)   (0.45)(7)
Ratio of adjusted net investment income (loss) to average net assets(8) (%)     (2.46)(7)    0.34      (0.09)     (0.84)   (1.06)(7)
Portfolio turnover rate (%)                                                       0.3           9         72        140       69
Fee reduction per share(3) ($)                                                   0.34        0.09       0.08       0.07     0.06


36 FUND DETAILS


------------------------------------------------------------------------------------------------------------------------------------
Class C -  period ended:                                                                             10/98(1)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                                $13.39
Net investment income (loss)(3)                                                                      (0.03)
Net realized and unrealized gain (loss) on investments                                               (2.65)
Total from investment operations                                                                     (2.68)
Net asset value, end of period                                                                      $10.71
Total investment return at net asset value(4) (%)                                                   (20.01)(5)
Total adjusted investment return at net asset value(4,6) (%)                                        (20.32)(5)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                                          $422
Ratio of expenses to average net assets (%)                                                           1.71(7)
Ratio of adjusted expenses to average net assets(8) (%)                                               2.32(7)
Ratio of net investment income (loss) to average net assets (%)                                      (0.54)(7)
Ratio of adjusted net investment income (loss) to average net assets(8) (%)                          (1.15)(7)
Portfolio turnover rate (%)                                                                             69
Fee reduction per share(3) ($)                                                                        0.04



(1) Class A and Class B shares began operations on January 3, 1994. Class C shares began operations on May 1, 1998.

(2) Effective October 31, 1998, the fiscal year end changed from December 31 to October 31.

(3) Based on the average of the shares outstanding at the end of each month.

(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(5) Not annualized.

(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.

(7) Annualized.

(8) Unreimbursed, without fee reduction.

                                                                 37 FUND DETAILS

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--------------------------------------------------------------------------------







For more information
--------------------------------------------------------------------------------

Two documents are available that
offer further information on John
Hancock growth funds:

ANNUAL/SEMIANNUAL
REPORT TO SHAREHOLDERS

Includes financial statements, a
discussion of the market conditions
and investment strategies that
significantly affected performance,
as well as the auditors' report (in
annual report only).

STATEMENT OF ADDITIONAL
INFORMATION  (SAI)

The SAI contains more detailed
information on all aspects of the
funds.  The current annual report is
included in the SAI.

A current SAI has been filed with
the Securities and Exchange
Commission and is incorporated
by reference into (is legally a part
of) this prospectus.

To request a free copy of the current
annual/semiannual report or the
SAI, please contact John Hancock:

By mail:
John Hancock Signature
Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-544-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these
documents from the SEC:


In person: at the SEC's Public
Reference Room in Washington,
DC. For access to the Reference
Room call 1-800-SEC-0330


By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-6009
(duplicating fee required)

On the Internet: www.sec.gov

[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

       101 Huntington Avenue
       Boston, Massachusetts
       02199-7603

John Hancock (R)

(C) 1999 John Hancock Funds, Inc.
                      GROPN 12/99

                       JOHN HANCOCK SMALL CAP GROWTH FUND

                  Class A, Class B, Class C and Class I Shares
                       Statement of Additional Information

                                December 13, 1999

This Statement of Additional Information provides information about John Hancock Small Cap Growth Fund (the "Fund"), in addition to the information that is contained in the combined Growth Fund's Prospectus and in the Fund's Prospectus for Class I shares (the "Prospectuses"). The Fund is a diversified series of John Hancock Series Trust (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectuses, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                                 1-800-225-5291

                                Table of Contents


                                                                            Page
Organization of the Fund.............................................          2
Investment Objective and Policies....................................          2
Investment Restrictions..............................................         14
Those Responsible for Management.....................................         17
Investment Advisory and Other Services...............................         26
Distribution Contracts...............................................         28
Sales Compensation...................................................         30
Net Asset Value......................................................         32
Initial Sales Charge on Class A Shares...............................         33
Deferred Sales Charge on Class B and Class C Shares..................         36
Special Redemptions..................................................         40
Additional Services and Programs.....................................         40
Description of the Fund's Shares.....................................         42
Tax Status...........................................................         43
Calculation of Performance...........................................         48
Brokerage Allocation.................................................         49
Transfer Agent Services..............................................         51
Custody of Portfolio.................................................         52
Independent Auditors.................................................         52
Appendix A- Description of Investment Risk...........................        A-1
Appendix B-Description of Bond and Commercial Paper Ratings..........        B-1
Financial Statements.................................................        F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under a Declaration of Trust dated December 2, 1996. Prior to December 2, 1996, the Fund was a series of John Hancock Technology Series, Inc., a Maryland corporation. On December 2, 1996, the Trust assumed the Registration Statement of John Hancock Technology Series, Inc. Prior to April 1, 1999, the Fund was called John Hancock Emerging Growth Fund.

The Adviser is an indirect wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectuses. Appendix A contains further information describing investment risk. The investment objective is non-fundamental. There is no assurance that the Fund will achieve its investment objective.

The Fund seeks long-term capital appreciation. The Fund invests primarily in emerging companies (market capitalization of less than $1 billion). In normal circumstances, the Fund will invest at least 80% of its assets in these companies. Current income is not a factor of consequence in the selection of stocks for the Fund.

In order to achieve its objective, the Fund invests in a diversified group of companies whose growth rates are expected to significantly exceed that of the average industrial company. It invests in these companies early in their corporate life cycle before they become widely recognized and well known, and while their reputations and track records are still emerging ("emerging companies"). Consequently, the Fund invests in the stocks of emerging companies whose capitalization, sales and earnings are smaller than those of the Fortune 500 companies. Further, the Fund's investments in emerging company stocks may include those of more established companies which offer the possibility of rapidly accelerating earnings because of revitalized management, new products, or structural changes in the economy.

The Fund currently favors companies that have demonstrated 20% annual growth over three years and are projected to continue growing at a similar pace. This strategy can be changed at any time.

The nature of investing in emerging companies involves greater risk than is customarily associated with investments in more established companies. In particular, the value of securities of emerging companies tends to fluctuate more widely than other types of investments. Because emerging companies may be in the early stages of their development, they may be dependent on a relatively few products or services. They may also lack adequate capital reserves or may be dependent on one or two management individuals. Their stocks are often traded "over-the-counter" or on a regional exchange, and may not be traded in volumes typical of trading on a national exchange. Consequently, the investment risk is higher than that normally associated with larger, older, better-known companies. In order to help reduce this risk, the Fund allocates its investments among different industries.

Most of the Fund's investments will be in equity securities of U.S. companies. However, since many emerging companies are located outside the United States, a significant portion of the Fund's investments may occasionally be invested in equity securities of non-U.S. companies.

While the Fund will invest primarily in emerging companies, the balance of the Fund's assets may be invested in: (1) other common stocks; (2) preferred stocks;
(3) convertible securities (up to 10% of the Fund's total assets may be invested in convertible securities rated as low as "B" by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or, if unrated, determined by John Hancock Advisers, Inc. (the "Adviser") to be comparable in quality to those rated "B"; (4) warrants; and (5) debt obligations of the U.S. Government, its agencies and instrumentalities.

In order to provide liquidity for the purchase of new investments and to effect redemptions of its shares, the Fund will invest a portion of its assets in high quality, short-term debt securities with remaining maturities of one year or less, including U.S. Government securities, certificates of deposit, bankers' acceptances, commercial paper, corporate debt securities and related repurchase agreements.

During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, part or all of the Fund's assets may be invested in cash or cash equivalents consisting of: (1) obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements) with assets of $100,000,000 or more; (2) commercial paper rated within the two highest rating categories of a nationally recognized rating organization; (3) investment grade short-term notes; (4) obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; and (5) related repurchase agreements.

Investment In Foreign Securities. The Fund may invest in securities of foreign issuers including securities in the form of sponsored and unsponsored American Depository Receipts ("ADRs") European Depository Receipts (EDRs) or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs, in registered form, are designed for use in United States securities markets and EDRs are designed for use in foreign securities markets. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States.

Foreign Securities and Investments in Emerging Markets. The Fund may invest in securities of foreign issuers, including debt and equity securities of corporate and governmental issuers in countries with emerging economies or securities markets.

The securities markets of many countries have in the past moved relatively independent of one another, due to differing economic, financial, political and social factors. When markets in fact move in different directions and offset each other, there may be a corresponding reduction in risk for the Fund's portfolio as a whole. This lack of correlation among the movements of the world's securities markets may also affect unrealized gains the Fund has derived from movements in any one market.

If securities traded in markets moving in different directions are combined into a single portfolio, such as that of the Fund, total portfolio volatility may be reduced. Since the Fund may invest in securities denominated in currencies other than U.S. dollars, changes in foreign currency exchange rates may affect the value of its portfolio securities. Exchange rates may not move in the same direction as the securities markets in a particular country. As a result, market gains may be offset by unfavorable exchange rate fluctuations.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, an any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly, so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends in some cases, capital gains, and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increase in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt erratic price movements.

Foreign Currency Transactions. The foreign currency exchange transactions of the Fund may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund may enter into forward foreign currency contracts involving currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate between these currencies. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign currency contracts will be limited to hedging either specific transactions or portfolio positions. The Fund may elect to hedge less than all of its foreign portfolio positions. The Fund will not engage in speculative forward currency transactions.

If the Fund enters into a forward contract to purchase foreign currency, the Fund will segregate cash or liquid securities, of any type or maturity, in a separate account in an amount necessary to complete forward contract. These assets will be marked to market daily and if the value of the assets in the separate account declines, additional cash or liquid assets will be added so that the value of the account will equal the amount of the Fund's commitments in purchased forward contracts.

Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings that are published about issuers in the United States also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, an any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly, so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, and, in some cases, capital gains, and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to the Fund of engaging in foreign currency exchange transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

Lower Rated High Yield Debt Obligations. The Fund may invest in high yielding, fixed income securities rated below investment grade rated Baa or lower by Moody's and BBB or lower by S&P. See Appendix B for a description of ratings assigned by Moody's and S&P.

Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate.

The values of lower-rated securities generally fluctuate more than those of high-rated securities. In addition, the lower rating reflects a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. Although the adviser seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions, there can be no assurance that the Adviser will be successful in limiting the Fund's exposure to the risks associated with lower rated securities. Because the Fund invests in securities in the lower rated categories, the achievement of the Fund's goals is more dependent on the Adviser's ability than would be the case if the Fund were investing in securities in the higher rated categories.

The Fund may invest in pay-in-kind (PIK) securities, which pay interest in either cash or additional securities, at the issuer's option, for a specified period. The Fund also may invest in zero coupon bonds, which have a determined interest rate, but payment of the interest is deferred until maturity of the bonds. Both types of bonds may be more speculative and subject to greater fluctuations in value than securities which pay interest periodically and in cash, due to changes in interest rates.

The market value of debt securities which carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. In general, in selecting securities for its portfolio, the Fund intends to seek protection against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline. The Fund's portfolio may include debt securities which sell at substantial discounts from par. These securities are low coupon bonds which, because of their lower acquisition cost tend to sell on a yield basis approximating current interest rates during periods of high interest rates.

Repurchase Agreements. In a repurchase agreement the Fund buy a security for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government Securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income, a decline in value of the underlying securities or lack of access to income during this period, as well as the expense of enforcing its rights. The Fund will not invest in a repurchase agreement maturing in more than seven days, if such investment, together with other illiquid securities held by the Fund (including restricted securities) would exceed 10% of the Fund's net assets.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of interest which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. The Fund will not enter into reverse repurchase agreements exceeding in the aggregate 33 1/3% of the market value of its total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund will not invest more than 10% of its total assets in securities that are not registered ("restricted securities") under the Securities Act of 1933 (the "1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 10% of its total assets in illiquid investments. If the Trustees determines, based upon a continuing review of the trading markets for specific 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 10% limit on illiquid investments. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.


Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other fixed income securities, stocks indices or currencies, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. The Fund may not lend portfolio securities having a total value exceeding 30% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restriction. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short Sales. The Fund may engage in short sales against the box. In a short sale against the box, the Fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, or any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. As a matter of nonfundamental policy, the Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing the Fund's portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

(1) Borrow money in an amount in excess of 33-1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes (except that it may enter into a reverse repurchase agreement within the limits described in the Prospectus or this SAI), or pledge, mortgage or hypothecate an amount of its assets (taken at market value) in excess of 15% of its total assets, in each case taken at the lower of cost or market value. For the purpose of this restriction, collateral arrangements with respect to options, futures contracts, options on futures contracts and collateral arrangements with respect to initial and variation margins are not considered a pledge of assets.

(2) Underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

(3) Purchase or retain real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein and securities secured by real estate), or mineral leases, commodities or commodity contracts, precious metals (except contracts for the future delivery of fixed income securities, stock index and currency futures and options on such futures) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities.

(4) Invest in direct participation interests in oil, gas or other mineral exploration or development programs.

(5) Make loans to other persons except by the purchase of obligations in which the Fund is authorized to invest and by entering into repurchase agreements; provided that the Fund may lend its portfolio securities not in excess of 30% of its total assets (taken at market value). Not more than 10% of the Fund's total assets (taken at market value) will be subject to repurchase agreements maturing in more than seven days. For these purposes the purchase of all or a portion of an issue of debt securities shall not be considered the making of a loan. In addition, the Fund may purchase a portion of an issue of debt securities of types commonly distributed privately to financial institutions.

(6) Purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, other than securities issued or guaranteed by the United States. In applying these limitations, a guarantee of a security will not be considered a security of the guarantor, provided that the value of all securities issued or guaranteed by that guarantor, and owned by the Fund, does not exceed 10% of the Fund's total assets. In determining the issuer of a security, each state and each political subdivision agency, and instrumentality of each state and each multi-state agency of which such state is a member is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer.

(7) Invest in companies for the purpose of exercising control or management.

(8) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Director of the Fund, or is a member, partner, officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

(9) Purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and the Fund may make deposits on margin in connection with futures contracts and related options.

(10) Sell any security which the Fund does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon equivalent conditions.

(11) Knowingly invest in securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or market makers do not exist or will not entertain bids or offers), except for repurchase agreements, if, as a result thereof more than 10% of the Fund's total assets (taken at market value) would be so invested.

(12) Issue any senior security (as that term is defined in the Investment Company Act of 1940) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security.

(13) Concentrate its investments in any particular industry, but if it is deemed appropriate for the attainment of its investment objective, the Fund may invest up to 25% of its assets (taken at market value at the time of each investment) in securities of issuers in any one industry.

(14) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by the Fund. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class. In applying these limitations, a guarantee of a security will not be considered a security of the guarantor, provided that the value of all securities issued or guaranteed by that guarantor, and owned by the Fund, does not exceed 10% of the Fund's total assets. In determining the issuer of a security, each state and each political subdivision agency, and instrumentality of each state and each multi-state agency of which such state is a member is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer.

Other Operating Policies

As a nonfundamental investment restriction, the Fund may not purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to
(a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of the Fund's assets will not be considered a violation of the restriction.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers and directors of the Adviser or officers and directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").


                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

Edward J. Boudreau, Jr. *                Trustee, Chairman and Chief            Chairman, Director and Chief
101 Huntington Avenue                    Executive Officer (1, 2)               Executive Officer, the Adviser;
Boston, MA  02199                                                               Chairman, Director and Chief
October 1944                                                                    Executive Officer, The Berkeley
                                                                                Financial Group, Inc. ("The
                                                                                Berkeley Group"); Chairman and
                                                                                Director, NM Capital Management,
                                                                                Inc. ("NM Capital"), John Hancock
                                                                                Advisers International Limited
                                                                                ("Advisers International") and
                                                                                Sovereign Asset Management
                                                                                Corporation ("SAMCorp"); Chairman
                                                                                and Chief Executive Officer, John
                                                                                Hancock Funds, Inc. ("John Hancock
                                                                                Funds"); Chairman, First Signature
                                                                                Bank and Trust Company; Director,
                                                                                John Hancock Insurance Agency, Inc.
                                                                                ("Insurance Agency, Inc."), John
                                                                                Hancock Advisers International
                                                                                (Ireland) Limited ("International
                                                                                Ireland"), John Hancock Capital
                                                                                Corporation and New England/Canada
                                                                                Business Council; Member,
                                                                                Investment Company Institute Board
                                                                                of Governors; Director, Asia
                                                                                Strategic Growth Fund, Inc.;
                                                                                Trustee, Museum of Science;
                                                                                Director, John Hancock Freedom
                                                                                Securities Corporation (until
                                                                                September 1996); Director, John
                                                                                Hancock Signature Services, Inc.
                                                                                ("Signature Services") (until
                                                                                January 1997).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.


                                       17


                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

Stephen L. Brown*                        Trustee                                Chairman and Chief Executive
John Hancock Place                                                              Officer, John Hancock Mutual Life
P.O. Box 111                                                                    Insurance Company; Director, the
Boston, MA 02117                                                                Adviser, John Hancock Funds,
July 1937                                                                       Insurance Agency, John Hancock
                                                                                Subsidiaries, Inc., The Berkeley
                                                                                Group, Federal Reserve Bank of
                                                                                Boston, Signature Services (until
                                                                                January 1997;) Trustee, John
                                                                                Hancock Asset Management (until
                                                                                March 1997).


James F. Carlin                          Trustee                                Chairman and CEO, Carlin
233 West Central Street                                                         Consolidated, Inc.
Natick, MA 01760                                                                (management/investments); Director,
April 1940                                                                      Arbella Mutual (insurance), Health
                                                                                Plan Services, Inc., Massachusetts
                                                                                Health and Education Tax Exempt
                                                                                Trust, Flagship Healthcare, Inc.,
                                                                                Carlin Insurance Agency, Inc., West
                                                                                Insurance Agency, Inc. (until May
                                                                                1995), Uno Restaurant Corp.;
                                                                                Chairman, Massachusetts Board of
                                                                                Higher Education (until 1999).




-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.



                                       18


                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

William H. Cunningham                    Trustee                                Chancellor, University of Texas
601 Colorado Street                                                             System and former President of the
O'Henry Hall                                                                    University of Texas, Austin, Texas;
Austin, TX 78701                                                                Lee Hage and Joseph D. Jamail
January 1944                                                                    Regents Chair of Free Enterprise;
                                                                                Director, LaQuinta Motor Inns, Inc.
                                                                                (hotel management company)
                                                                                (1985-1998); Jefferson-Pilot
                                                                                Corporation (diversified life
                                                                                insurance company) and LBJ
                                                                                Foundation Board (education
                                                                                foundation); Advisory Director,
                                                                                Chase Bank (formerly Texas Commerce
                                                                                Bank - Austin).


Ronald R. Dion                           Trustee                                President and Chief Executive
250 Boylston Street                                                             Officer, R.M. Bradley &  Co., Inc.;
Boston, MA 02116                                                                Director, The New England Council
March 1946                                                                      and Massachusetts Roundtable;
                                                                                Trustee, North Shore Medical Center
                                                                                and a corporator of the Eastern
                                                                                Bank; Trustee, Emmanuel College;
                                                                                Director, BJ's Wholesale Club, Inc.


Harold R. Hiser, Jr.                     Trustee                                Executive Vice President,
123 Highland Avenue                                                             Schering-Plough Corporation
Short Hill, NJ  07078                                                           (pharmaceuticals) (retired 1996);
October 1931                                                                    Director, ReCapital Corporation
                                                                                (reinsurance) (until 1995).



-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.


                                       19


                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

Anne C. Hodsdon *                        Trustee and President (1,2)            President, Chief Operating Officer,
101 Huntington Avenue                                                           Chief Investment Officer and
Boston, MA  02199                                                               Director, the Adviser, The Berkeley
August 1953                                                                     Group; Executive Vice President and
                                                                                Director, John Hancock Funds;
                                                                                Director, Advisers International,
                                                                                Insurance Agency, Inc. and
                                                                                International Ireland; President and
                                                                                Director, SAMCorp. and NM Capital;
                                                                                Executive Vice President, the
                                                                                Adviser (until December 1994);
                                                                                Director, Signature Services (until
                                                                                January 1997).

Charles L. Ladner                        Trustee                                Senior Vice President and Chief
UGI Corporation                                                                 Financial Officer, UGI Corporation
P.O. Box 858                                                                    (Public Utility Holding Company)
Valley Forge, PA  19482                                                         (retired 1998); Vice President and
February 1938                                                                   Director for AmeriGas, Inc. (retired
                                                                                1998); Vice President of AmeriGas
                                                                                Partners, L.P. (until 1997);
                                                                                Director, EnergyNorth, Inc. (until
                                                                                1995).

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.


                                       20


                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

Leo E. Linbeck, Jr.                      Trustee                                Chairman, President, Chief Executive
3810 W. Alabama                                                                 Officer and Director, Linbeck
Houston, TX 77027                                                               Corporation (a holding company
August 1934                                                                     engaged in various phases of the
                                                                                construction industry and
                                                                                warehousing interests); Former
                                                                                Chairman, Federal Reserve Bank of
                                                                                Dallas (1992, 1993); Chairman of
                                                                                the Board, Linbeck Construction
                                                                                Corporation; Director, Duke Energy
                                                                                Corporation (a diversified energy
                                                                                company), Daniel Industries, Inc.
                                                                                (manufacturer of gas measuring
                                                                                products and energy related
                                                                                equipment), GeoQuest International
                                                                                Holdings, Inc. (a geophysical
                                                                                consulting firm); Director, Greater
                                                                                Houston Partnership.


Steven R. Pruchansky                     Trustee (1)                            Director and President, Mast
4327 Enterprise Avenue                                                          Holdings, Inc. (since 1991);
Naples, FL  34104                                                               Director, First Signature Bank &
August 1944                                                                     Trust Company (until August 1991);
                                                                                Director, Mast Realty Trust (until
                                                                                1994); President, Maxwell Building
                                                                                Corp. (until 1991).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.


                                       21


                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

Richard S. Scipione *                    Trustee (1)                            General Counsel, John Hancock Mutual
John Hancock Place                                                              Life Insurance Company; Director,
P.O. Box 111                                                                    the Adviser, John Hancock Funds,
Boston, MA  02117                                                               Signator Investors, Inc., Insurance
August 1937                                                                     Agency, Inc., John Hancock
                                                                                Subsidiaries, Inc., SAMCorp. and NM
                                                                                Capital; The Berkeley Group; JH
                                                                                Networking Insurance Agency, Inc.;
                                                                                Signature Services (until January
                                                                                1997).

Norman H. Smith                          Trustee                                Lieutenant General, United States
243 Mt. Oriole Lane                                                             Marine Corps; Deputy Chief of Staff
Linden, VA  22642                                                               for Manpower and Reserve Affairs,
March 1933                                                                      Headquarters Marine Corps;
                                                                                Commanding General III Marine
                                                                                Expeditionary Force/3rd Marine
                                                                                Division (retired 1991).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.


                                       22


                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

John P. Toolan                           Trustee                                Director, The Smith Barney Muni Bond
13 Chadwell Place                                                               Funds, The Smith Barney Tax-Free
Morristown, NJ  07960                                                           Money Funds, Inc., Vantage Money
September 1930                                                                  Market Funds (mutual funds), The
                                                                                Inefficient-Market Fund, Inc.
                                                                                (closed-end investment company) and
                                                                                Smith Barney Trust Company of
                                                                                Florida; Chairman, Smith Barney
                                                                                Trust Company (retired December,
                                                                                1991); Director, Smith Barney,
                                                                                Inc., Mutual Management Company and
                                                                                Smith Barney Advisers, Inc.
                                                                                (investment advisers) (retired
                                                                                1991); Senior Executive Vice
                                                                                President, Director and member of
                                                                                the Executive Committee, Smith
                                                                                Barney, Harris Upham & Co.,
                                                                                Incorporated (investment bankers)
                                                                                (until 1991).


Osbert M. Hood                           Senior Vice President and Chief        Senior Vice President , Chief
101 Huntington Avenue                    Financial Officer                      Financial Officer and Treasurer, the
Boston, MA  02199                                                               Adviser, the Berkeley Group and John
August 1952                                                                     Hancock Funds, Inc.; Vice President
                                                                                and Chief Financial Officer, John
                                                                                Hancock Mutual Life Insurance
                                                                                Company Retail Sector (until 1997).



-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.



                                       23


                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

John A. Morin                            Vice President                         Vice President and Secretary, the
101 Huntington Avenue                                                           Adviser, The Berkeley Group,
Boston, MA  02199                                                               Signature Services, John Hancock
July 1950                                                                       Funds, NM Capital and SAMCorp.;
                                                                                Clerk, Insurance Agency, Inc.;
                                                                                Counsel, John Hancock Mutual Life
                                                                                Insurance Company (until February
                                                                                1996).


Susan S. Newton                          Vice President and Secretary           Vice President, the Adviser; John
101 Huntington Avenue                                                           Hancock Funds, Signature Services
Boston, MA  02199                                                               and The Berkeley Group.
March 1950
James J. Stokowski                       Vice President, Treasurer and Chief    Vice President, the Adviser.
101 Huntington Avenue                    Accounting Officer
Boston, MA  02199
November 1946


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.


The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Messrs. Boudreau, Brown and Scipione and Ms. Hodsdon, each a non-Independent Trustee, and each of the officers of the Trust are interested persons of the Adviser, are compensated by the Adviser and received no compensation from the Funds for their services.

                                                              Total
                                                              Compensation
                                                              from all Funds in
                                       Aggregate              John Hancock
                                       Compensation           Fund Complex to
Trustees                               from the Fund(1)       Trustees (2)
--------                               ----------------       -----------------

James F. Carlin                          $ 4,641                $ 74,000
William H. Cunningham*                     4,641                  74,000
Ronald R. Dion                               748                  18,500
Charles F. Fretz                           3,837                  57,121
Harold R. Hiser, Jr.*                      4,393                  70,000
Charles L. Ladner                          4,779                  77,100
Leo E. Linbeck, Jr.                        4,641                  74,000
Patricia P. McCarter                       2,942                  43,696
Steven R. Pruchansky                       4,838                  77,100
Norman H. Smith                            4,925                  79,350
John P. Toolan*                            4,779                  77,100
                                       ---------                --------
Total                                    $45,164                $721,967

      (1)    Compensation is for fiscal year ended October 31, 1998.

      (2) Total compensation paid by the John Hancock Fund Complex to the Independent Trustees is for the calendar year ended December 31, 1998 As of that date, there were sixty-seven funds in the John Hancock Fund Complex, with each of these Independent Trustees serving on thirty three funds.

      (*) As of December 31, 1998 the value of the aggregate accrued deferred compensation from all Funds in the John Hancock fund complex for Mr. Cunningham was $320,943 for Mr. Hiser was $115,084, for Ms. McCarter was $183,645, for Mr. Purchansky was $75,016, for Mr. Smith was $109,807 and for Mr. Toolan was $403,714 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan").

             All of the officers listed are officers or employees of the Adviser, Subadviser or AffiliatedCompanies. Some of the Trustees and officers may also be officers and/or Trustees and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of September 8, 1999, the officers and trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, the following shareholders beneficially owned 5% or more of the outstanding shares of the Fund listed below:

                                                                  Percentage of
                                                                  Outstanding
   Name and Address                               Class             Shares of
    of Shareholder                              of Shares         Class of Fund
    --------------                              ---------         -------------

MLPF&S For The Sole Benefit Of
Its Customers                                       A                10.68%
Attn: Fund Administration
4800 Deerlake Drive East
Jacksonville FL 32246-6484

MLPF&S For The Sole Benefit Of
Its Customers                                       B                23.78%
Attn: Fund Administration
4800 Deerlake Drive East
Jacksonville FL 32246-6484

MLPF&S For The Sole Benefit Of
Its Customers                                       C                21.85%
Attn: Fund Administration
4800 Deerlake Drive East
Jacksonville FL 32246-6484



INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $30 billion in assets under management in its capacity as investment adviser to the Fund and the other funds in the John Hancock group of funds as well as institutional accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States and carries high ratings from Standard & Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies, expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association membership; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee, equal on an annual basis to 0.75%, based on a stated percentage of the average daily net assets of the Fund.


Net Asset Value                         Annual Rate
---------------                         -----------

First $1,500,000,000                       0.75%
Amount Over $1,500,000,000                 0.70%


For the years ended October 31, 1996, 1997 and 1998, the Adviser received a fee of $4,796,777, $5,110,454 and $4,728,134, respectively.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which its Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of the obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Fund's
Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The continuation of the Advisory Agreement and Distribution Agreement (discussed below) was approved by all of the Trustees. The Advisory Agreement and the Distribution Agreement, will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both agreements may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.

Accounting and Legal Services Agreement. The Trust, on behalf of the fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal years ended October 31, 1998, 1997 and 1996, the Fund paid the Adviser $105,162, $125,076 and $101,864, respectively, for services under this Agreement.

In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") that have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.

Total underwriting commissions for sales of the Fund's Class A shares for the fiscal period ended October 31, 1998, 1997 and 1996 were $405,078, $403,208 and $795,886, respectively, and $61,937, $62,078 and $109,314, were retained by John Hancock Funds in 1998, 1997 and 1996, respectively. The remainder of the underwriting commissions were reallowed to Selling Brokers.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.25% for Class A shares and 1.00% for Class B and Class C shares of the Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for their distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event the John Hancock Funds is not fully reimbursed for payments or expenses they incur under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate the Class B and/or Class C Plans at any time with no additional liability for these expenses to the shareholder and the Fund. For the fiscal year ended October 31, 1998, an aggregate of $12,165,567 of distribution expenses or 2.84% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the period from June 1, 1998 to October 31, 1998, an aggregate of $2,732 of distribution expenses or 0.40% of the average net assets of the Class C shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.


The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.


Pursuant to the Plans, at least quarterly, John Hancock Funds provide the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each plan provides, that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Class I shares of the Fund are not subject to any distribution plan. Expenses associated with the obligation of John Hancock Funds to use its best efforts to sell Class I shares will be paid by the Adviser or by John Hancock Funds and will not be paid from the fees paid under Class A, Class B or Class C Plans.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.

During the fiscal year ended October 31, 1998, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services for the
Fund:


                               Printing and                                              Interest,
                               Mailing of                                Expenses        Carrying or
                               Prospectuses                              of John         Other
                               to new             Compensation to        Hancock         Finance
              Advertising      Shareholders       Selling Brokers        Funds           Charges
              -----------      ------------       ---------------        --------        -----------

Class A         $ 84,440         $11,164               $202,702        $196,808                0
Class B         $443,466         $60,598             $1,376,125      $1,033,562       $1,243,172
Class C             $239             $14                     $7            $894               $3

SALES COMPENSATION

As part of their business strategies, the Fund, along with John Hancock Funds, pay compensation to financial services firms that sell the fund's shares. These firms typically pass along a portion of this compensation to your financial representative.

Compensation payments originate from two sources: from sales charges and from 12b-1 fees that are paid out of the fund's assets. The sales charges and 12b-1 fees paid by investors are detailed in the prospectus and under the
"Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are reallowed to financial services firms are shown on the next page. For Class I shares, John Hancock Funds may make payment out of its own resources to a Selling Broke who sells shares of the Fund. This payment may not exceed 0.15% of the amount invested.

Whenever you make an investment in the Fund, the financial services firm receives either a reallowance from the initial sales charge or a commission, as described below. The firm also receives the first year's service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual service fee of 0.25% of its total eligible net assets. This fee is paid quarterly in arrears by the Fund.

Financial services firms selling large amounts of fund shares may receive extra compensation. This compensation, which John Hancock Funds pays out of its own resources, may include asset retention fees as well as reimbursement for marketing expenses.


                                                        Maximum
                                Sales charge            reallowance              First year service  Maximum total
                                paid by investors       or commission            fee (% of net       compensation (1)
Class A investments             (% of offering price)   (% of offering price)    investment) (3)     (% of offering price)
-------------------             ---------------------   ---------------------    ------------------  ---------------------

Up to $49,999                   5.00%                   4.01%                    0.25%               4.25%
$50,000 - $99,999               4.50%                   3.51%                    0.25%               3.75%
$100,000 - $249,999             3.50%                   2.61%                    0.25%               2.85%
$250,000 - $499,999             2.50%                   1.86%                    0.25%               2.10%
$500,000 - $999,999             2.00%                   1.36%                    0.25%               1.60%

Regular investments
of Class A share of
$1 million or more (4)
----------------------

First $1M - $4,999,999          --                      0.75%                    0.25%               1.00%
Next $1 - $5M above that        --                      0.25%                    0.25%               0.50% (2)
Next $1 or more above that      --                      0.00%                    0.25%               0.25% (2)


Retirement investments
of Class A shares of
$1 million or more *
--------------------

First $1M - $24,999,999         --                      0.75%                    0.25%               1.00%
Next $25M -$49,999,999          --                      0.25%                    0.25%               0.50%
Next $1 or more above that      --                      0.00%                    0.25%               0.25%

                                                        Maximum
                                                        reallowance              First year          Maximum total
                                                        or commission            service fee (% of   Compensation (1)
Class B investments                                     (% of offering price)    net investment) (3) (% of offering price)
-------------------                                     ---------------------    ------------------  ---------------------


All amounts                                             3.75%                    0.25%               4.00%

                                                        Maximum
                                                        reallowance              First year          Maximum total
                                                        or commission            service fee (% of   Compensation (1)
Class C investments                                     (% of offering price)    net investment) (3) (% of offering price)
-------------------                                     --------------------     ------------------- ---------------------

All amounts                                             0.75%                    0.25%               1.00%


                                                        Maximum
                                                        reallowance              First year          Maximum total
                                                        or commission            service fee (% of   Compensation (1)
Class I investments                                     (% of offering price)    net investment) (3) (% of offering price)
-------------------                                     --------------------     ------------------- ---------------------

                                                        0.00%                    0.00%               0.00%(5)

(1)   Reallowance/commission   percentages   and  service  fee  percentages  are
calculated   from  different   amounts,   and  therefore  may  not  equal  total
compensation percentages if combined using simple addition.

(2) For Group Investment Programs sales, the maximum total compensation for investments of $1 million or more is 1.00% of the offering price (one year CDSC of 1.00% applies for each sale).

(3) After first year subsequent service fees are paid quarterly in arrears.

(4) Includes new investments  aggregated with investments  since the last annual
reset.  John  Hancock  Funds  may  take  recent   redemptions  into  account  in
determining if an investment qualifies as a new investment.

(5) John Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Broker who sells Class I shares of the Fund. This payment may be up to 0.15% of the amount invested.

CDSC revenues collected by John Hancock Funds may be used to pay commissions when there is no initial sales charge.

*Retirement investments only. These include traditional, Roth and Education IRAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, profit-sharing plan and other retirement plans as described in the Internal Revenue Code.


NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the mean between the current closing bid and asked prices.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by the events occurring after closing of a foreign market, assets are valued by a method that Trustees believed accurately reflects fair value.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then they will only be issued for full shares. The Trustees reserve the right to change or waive a Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Without Sales Charge. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family
         (spouse, children, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew, grandparents and same sex domestic partner) of any of the foregoing, or any fund, pension, profit sharing or other benefit plan of the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.

o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities and Exchange Commission.

o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:


         Amount Invested                                   CDSC Rate
         ---------------                                   ---------

         $1 to $4,999,999                                    1.00%
         Next $5 million to $9,999,999                       0.50%
         Amounts of $10 million and over                     0.25%

Class A shares  may  also be  purchased  without  an  initial  sales  charge  in
connection  with  certain  liquidation,   merger  or  acquisition   transactions
involving other investment companies or personal holding companies.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize. A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.


Letter of Intention. Reduced sales charges are also applicable to investments pursuant to a Letter of Intention (LOI), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth and Education IRAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. A individual;s non-qualified and qualified retirement plan investments cannot be combined to satisfy an LOI of 48 months. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have been applied (including accumulations and combinations) had the LOI been for the amount actually invested.


The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charges as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrow Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional shares and may be terminated at any time.

Because Class I shares are sold at net asset value without the imposition of any sales charge, none of the privileges described under these captions are available to Class I investors, with the following exception:

Combination Privilege. As explained in the Fund's Prospectus for Class I Shares, a Class I investor may qualify for the minimum $1,000,000 investment (or such other amount as may be determined by the Fund's officers) if the aggregate amount of his current and prior investments in Class I shares of the Fund and Class I shares of any other John Hancock Fund and/or in any of the series of the John Hancock Institutional Series Trust exceeds $1,000,000.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of a sales charge so that the Fund will receive the full amount of the purchase payment.


Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively, will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price or on shares derived from reinvestment of dividends or capital gains distributions.


Class B shares are not available to full-service retirement plans administered by Signature Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.


In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.


When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

  oProceeds of 50 shares redeemed at $12 per shares (50 x 12)           $600.00
  o*Minus Appreciation ($12 - $10) x 100 shares                         (200.00)
  o Minus proceeds of 10 shares not subject to
    CDSC (dividend reinvestment)                                        (120.00)
                                                                        -------
  oAmount subject to CDSC                                               $280.00

  *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B (but not Class C) shares made under a periodic withdrawal plan, or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A or Class C shares that are subject to a CDSC).

* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

* Redemptions of Class A or Class C shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.

For Retirement Accounts (such as traditional, Roth, Education IRAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other qualified plans as described in the Internal Revenue Code) unless otherwise noted:

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code.

*        Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit Sharing Plan/401(k) Plans), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA accounts that purchased shares prior to May 15, 1995.


Please see matrix for some examples.

----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Type of                 401 (a) Plan      403 (b)           457              IRA, IRA          Non-retirement
Distribution            (401 (k), MPP,                                       Rollover
                        PSP) 457 & 408
                        (SEPs & Simple
                        IRAs)
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Death or Disability     Waived            Waived            Waived           Waived            Waived
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Over 70 1/2             Waived            Waived            Waived           Waived for        12% of account
                                                                             mandatory         value annually
                                                                             distributions     in periodic
                                                                             or 12% of         payments
                                                                             account value
                                                                             annually in
                                                                             periodic
                                                                             payments.
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Between 59 1/2          Waived            Waived            Waived           Waived for Life   12% of account
and 70 1/2                                                                   Expectancy or     value annually
                                                                             12% of account    in periodic
                                                                             value annually    payments
                                                                             in periodic
                                                                             payments.
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Under 59 1/2            Waived for        Waived for        Waived for       Waived for        12% of account
(Class B only)          annuity           annuity           annuity          annuity           value annually
                        payments (72t)    payments (72t)    payments (72t)   payments (72t)    in periodic
                        or 12% of         or 12% of         or 12% of        or 12% of         payments
                        account value     account value     account value    account value
                        annually in       annually in       annually in      annually in
                        periodic          periodic          periodic         periodic
                        payments.         payments.         payments.        payments.
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Loans                   Waived            Waived            N/A              N/A               N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Termination of Plan     Not Waived        Not Waived        Not Waived       Not Waived        N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Hardships               Waived            Waived            Waived           N/A               N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Qualified Domestic      Waived            Waived            Waived           N/A               N/A
Relations Orders
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Termination of          Waived            Waived            Waived           N/A               N/A
Employment Before
Normal Retirement Age
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Return of Excess        Waived            Waived            Waived           Waived            N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.


SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock 500 Index Fund and John Hancock Intermediate Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of the CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and two other series. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any new series of the Trust, into one or more classes. The Trustees have also authorized the issuance of three classes of shares of the Fund, designated as Class A, Class B, Class C and Class I.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class will be borne exclusively by that class; (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares, and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders of each class. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a request for a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the trust. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations and affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series.. Furthermore, no Fund included in the Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. exempt with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A Foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund, is treated as a separate entity for accounting and tax purposes, has qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% non-deductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses.) Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

If the Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

Foreign  exchange  gains and  losses  realized  by the Fund in  connection  with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, including speculative currency positions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Fund does not expect to qualify to pass such taxes through to its shareholders, who consequently will not take such taxes into account on their own tax returns. However, the Fund will deduct such taxes in determining the amount it has available for distribution to shareholders.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and/or engage in options, futures or forward transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder may realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Such disregarded load will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to an election to reinvest dividends in additional shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and
(c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund does not have any capital loss carryforwards.

For purposes of the dividends received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced to zero, that current recognition of income would be required.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payment. The mark to market rules or constructive sale applicable to certain options, futures, forwards, short sales, or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into options, futures, foreign currency positions, and foreign currency forward contracts.

Certain options, futures and forward foreign currency contracts undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option, short sale or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures and forward contracts in order to seek to minimize any potential adverse tax consequences.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

As of April 30, 1999, the average annual returns for the Fund's Class A shares for the one year and five year periods and since inception on August 22, 1991 were -1.29%,16.89% and 15.57%, respectively.

As of April 30, 1999, the average annual total returns of the Class B shares of the Fund for the one, five and ten year periods and the life-of-the Fund since inception on October 26, 1987 were 0.93%, 17.03% and 16.95%, respectively.

As of April 30, 1999, the cumulative annual total return of the Class C shares of the Fund since inception on June 1, 1998 was 14.96%.

Class I shares did not commence operations until December 1, 1999, therefore, there is no average total return on Class I shares of the Fund.

The Fund's total return is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

     n ______
T = \ / ERV/P - 1



Where:

P =    a hypothetical initial investment of $1,000.
T =    average annual total return.
n =    number of years.
ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year, 5 year 10 year periods.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC applied at the end of the period, respectively. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate. Class I shares did not commence operations until December 1, 1999; therefore there are no performance calculations for Class I shares but performance calculations for class I would not include any sales charge or distribution plan fees.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

From time to time, in reports and promotional literature, the Fund's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper -- Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on fixed income mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S, etc. will also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta." Beta is a reflection of the market-related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealer, Inc. and other policies that the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitments to allocate portfolio transactions upon any prescribed basis. While the Adviser's officers will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the fiscal years ended October 31, 1998, 1997 and 1996, the Fund paid negotiated brokerage commissions of $1,201,179, $1,118,124 and $459,477, respectively.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that the price is reasonable in light of the services provided and to policies that the Trustees may adopt from time to time. During the fiscal year ended October 31, 1998, the Fund paid commissions of $104,790 as compensation to any brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker"). Pursuant to procedures established by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through the Affiliated Broker. During the fiscal year ended October 31, 1996, 1997 and 1998, the Fund paid no brokerage commissions to the Affiliated Broker.

Signator may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, duration benchmarks and credit and sector exposure. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217- 1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services an annual fee of $19.00 for each Class A shareholder account and $21.50 for each Class B shareholder account and $20.50 for each Class C shareholder account and 0.05% of the average daily net assets attributable to the Class I shares. For Class A, B and C shares, the Fund also pays certain out-of-pocket expenses and these expenses are aggregated and charged to the Fund and allocated to each class on the basis of their relative net asset values.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. Under the custodian agreement, Investors Bank & Trust performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, has been selected as the independent auditors of the Fund. The financial statements of the Fund included in the Prospectus for Class A, Class B and Class C shares and this Statement of Additional Information have been audited by Ernst & Young LLP for the periods indicated in their report, appearing elsewhere herein, and have been included in reliance on their report as experts in accounting and auditing.

APPENDIX-A-Description of Investment Risk

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectuses.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., short sales, financial futures and options; securities and index options, currency contracts).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade securities, financial futures and options; securities and index options).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. (e.g., foreign equities, financial futures and options; securities and index options, currency contracts).

Information risk The risk that key information about a security or market is inaccurate or unavailable. (e.g., non-investment-grade securities, foreign equities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade securities, financial futures and options; securities and index options).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., non-investment-grand securities, short sales, restricted and illiquid securities, financial futures and options securities and index options; currency contracts).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign equities, financial futures and options; securities and index options restricted and illiquid securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events. (e.g., foreign equities).

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.(e.g., foreign equities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade securities, restricted and illiquid securities).

APPENDIX B

Description of Bond Ratings

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment at some time in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack the characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

STANDARD & POOR'S RATINGS GROUP

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B: Debt rated BB, and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

FINANCIAL STATEMENTS
















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